UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

1290 Funds®

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1290 FUNDS®

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

(each, a “Retirement Fund” and together, the “Retirement Funds”)

1290 Avenue of the Americas

New York, New York 10104

August 28, 2023

Dear Shareholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders of 1290 Diversified Bond Fund, 1290 Essex Small Cap Growth Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 High Yield Bond Fund, 1290 Loomis Sayles Multi-Asset Income Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund, 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and 1290 Retirement 2060 Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s offices, located at 1290 Avenue of the Americas, 15th Floor, New York, New York 10104, on October 23, 2023, at 10:00 a.m., Eastern time (the “Meeting”). The purpose of the Meeting is to consider and act upon the matters described below:

1.	To elect the Board of Trustees of the Trust (the “Board”).

2.	To approve a new Investment Sub-Advisory Agreement between Equitable Investment Management, LLC (the “Adviser”) and American Century Investment Management, Inc. with respect to the 1290 Retirement 2060 Fund.

3.	To approve changing the 1290 Retirement 2060 Fund from a diversified fund to a non-diversified fund.

4.	To approve a “manager-of-managers” policy for each Retirement Fund to permit the Adviser, subject to Board approval, to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.

5.	To transact such other business that may properly come before the Meeting or any adjournments thereof.

Under Proposal 1, the shareholders of all of the Funds will be asked to elect the Board of Trustees of the Trust. Nine (9) of the ten (10) current Board members have been nominated to stand for re-election. If elected by shareholders, each such Trustee nominee will continue to serve in that capacity without interruption. One (1) of the current Board members will retire from the Board effective December 31, 2023, and is not standing for re-election. The Board also has nominated two (2) new trustee nominees to stand for election to the Board. If a trustee nominee who would be new to the Board is elected by shareholders, the election of the new trustee nominee would be effective, and the new trustee nominee would begin service as a Trustee of the Trust, on January 1, 2024.

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Under Proposal 2, the shareholders of the 1290 Retirement 2060 Fund are being asked to approve a new investment sub-advisory agreement between the Adviser and American Century Investment Management, Inc. (“American Century”) with respect to the Fund. The Fund currently operates as a “target date fund-of-funds” and is managed to target 2060 as the specific year of planned retirement. The Fund currently invests substantially all of its assets in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) that, in turn, invest primarily in securities, rather than investing directly in securities and other financial instruments. Under the Fund’s current structure, the Fund’s asset mix is designed to gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The gradual shift in the Fund’s asset mix is commonly referred to as the “glide path.” Because the Fund’s target date is many years in the future, the Fund’s asset mix is currently (and, based on the glide path, at least through 2050 is expected to be) comprised largely of Underlying ETFs that emphasize investments in equity securities.

If shareholders approve Proposal 2, the Adviser will effect a restructuring of the Fund and change the target date fund-of-funds strategy and glide path to a U.S. large capitalization growth strategy implemented by a new sub-adviser, American Century, acting through its division Avantis Investors®. The restructured Fund would provide existing shareholders with substantially similar domestic equity exposure as the Fund provides currently. Although the restructured Fund would continue to have significant exposure to large capitalization domestic equity investments and the risks associated with these investments, the proposed changes to the investment strategy would subject the Fund and its shareholders to certain additional risks, as described in the attached Proxy Statement.

American Century is not an affiliate of the Adviser. The approval of the new investment sub-advisory agreement and the appointment of American Century as sub-adviser to the Fund will not result in any change to the investment advisory fee paid by the Fund to the Adviser. The Adviser (and not the restructured Fund) will be responsible for the payment of the sub-advisory fee to American Century out of the investment advisory fee paid by the Fund to the Adviser.

It is currently expected that, in connection with the Fund restructuring, the Fund will liquidate substantially all of its portfolio holdings (i.e., the shares of the Underlying ETFs in which it invests) and hold cash, and the restructured Fund will use the cash to invest in securities that are consistent with its investment objective and principal investment strategy. The sale of portfolio holdings by the Fund could result in its selling securities at a disadvantageous time and price and could result in its incurring transaction costs that would not otherwise have been incurred and realizing gains (or losses) that would not otherwise have been realized. The Adviser intends to implement the Fund restructuring in a manner that would minimize such portfolio transaction costs and potential tax implications, to the extent practicable, and believes that such costs and tax implications (as described in greater detail in the Proxy Statement) would be reasonable in relation to the anticipated benefits of the Fund restructuring. The repositioning of the Fund’s portfolio holdings may result in higher taxes when Fund shares are held in a taxable account. Shareholders should consult with their own tax advisor concerning their particular tax situation.

If shareholders do not approve the proposed new investment sub-advisory agreement, then the retention of American Century as sub-adviser for the 1290 Retirement 2060 Fund and the proposed changes to the Fund’s investment objective, strategy and policies, performance benchmark, and name (all as described in greater detail in the Proxy Statement) would not go into effect. Instead, the Fund would continue to operate as a target date fund-of-funds in accordance with its current investment objective and strategy. In that event, the Board may further consider other alternatives for the Fund, such as liquidating the Fund or reorganizing the Fund into another investment company.

Under Proposal 3, the shareholders of the 1290 Retirement 2060 Fund will be asked to approve changing the Fund from a diversified fund to a non-diversified fund. Shareholder approval of this change would enable the Fund to invest larger percentages of its assets in the securities of a single issuer. The proposed change would provide the Fund, as proposed to be restructured, with increased flexibility to respond to future investment opportunities. Investing a larger percentage of the Fund’s assets in any one issuer carries certain risks, as described in the attached Proxy Statement.

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Under Proposal 4, the shareholders of each Retirement Fund will be asked to approve a “manager-of-managers” policy to permit the Adviser, subject to approval by the Board, to appoint or replace unaffiliated investment sub-advisers to manage all or a portion of a Retirement Fund’s assets and enter into, amend or terminate investment sub-advisory agreements with unaffiliated investment sub-advisers without obtaining shareholder approval. Approval of Proposal 4 is being sought at this time to provide for the same flexibility in the management of investment sub-advisory arrangements of the Retirement Funds as is currently available to the Trust’s other Funds under a certain exemptive order that the Trust has received from the SEC.

The Board has approved the proposals identified above with respect to your Fund(s) and recommends that you vote “FOR” each of the proposals on which you are being asked to vote. Although the Board has determined that a vote “FOR” each proposal is in the best interest of each Fund and its shareholders, the final decision is yours.

The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs associated with follow-up letters and calls. Please be sure to vote and return your proxy card(s).

Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways:

1.	Internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card(s). If a security code is also required, it will be printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

2.	Telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll free telephone number and required control number are printed on your enclosed proxy card(s). If a security code is also required, it will be printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

3.	Mail — If you vote by mail, please indicate your vote on the enclosed proxy card(s), date and sign the card(s), and return the card(s) in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

Please return your proxy card(s) or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted. If you have any questions about the proposals, please do not hesitate to contact the Trust toll free at 1-888-310-0416. The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and the expenses associated with reimbursing brokers or nominees who hold shares of a Fund in their names for their reasonable expenses in forwarding solicitation material to the beneficial owners of those shares, as well as the legal costs of fund counsel relating thereto, will be borne by each class of each Fund. The aforementioned costs (other than legal costs) will be allocated among the Funds in proportion to their respective numbers of shareholder accounts; legal costs will be allocated among the Funds in proportion to the average net assets of the Funds. However, the Adviser has agreed to pay expenses exceeding a class’s expense cap. The estimated proxy expenses for each Fund exceed its (or its class’) expense cap and are expected to be paid by the Adviser. The Adviser has voluntarily agreed not to seek recoupment of the proxy expenses under the Trust’s Expense Limitation Agreement.

We look forward to your attendance at the Meeting or receiving your proxy card(s) or your on-line or telephone instructions so that your shares may be voted at the Meeting.

Sincerely,

Steven M. Joenk Chief Executive Officer

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1290 FUNDS®

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

(each, a “Retirement Fund” and together, the “Retirement Funds”)

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 23, 2023

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of 1290 Diversified Bond Fund, 1290 Essex Small Cap Growth Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 High Yield Bond Fund, 1290 Loomis Sayles Multi-Asset Income Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund, 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and 1290 Retirement 2060 Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”), will be held on October 23, 2023, at 10:00 a.m., Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, 15th Floor, New York, New York 10104 (the “Meeting”). The purpose of the Meeting is to consider and act upon the matters described below:

1.	To elect the Board of Trustees of the Trust (the “Board”). The nominees for election to the Board are Mark A. Barnard, Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen.

2.	To approve a new Investment Sub-Advisory Agreement between Equitable Investment Management, LLC (the “Adviser”) and American Century Investment Management, Inc. with respect to the 1290 Retirement 2060 Fund.

3.	To approve changing the 1290 Retirement 2060 Fund from a diversified fund to a non-diversified fund.

4.	To approve a “manager-of-managers” policy for each Retirement Fund to permit the Adviser, subject to Board approval, to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.

5.	To transact such other business that may properly come before the Meeting or any adjournments thereof.

The Board unanimously recommends that you vote in favor of each Proposal on which you are being asked to vote.

You should read the Proxy Statement attached to this notice prior to completing your proxy card(s). Shareholders of record as of the close of business on July 31, 2023, are entitled to notice of, and to vote at, the Meeting

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or any adjournment or postponement thereof. If you attend the Meeting, you may vote your shares in person. Please note that in order to gain admission to the site of the Meeting, all attendees will need to present a photo identification card to building security after which attendees will be directed to the 15th floor for participation in the Meeting. At the Meeting, you will need photo identification in order to vote. If you hold your shares through a financial intermediary and wish to vote in person at the Meeting, you will need to obtain a legal proxy from your financial intermediary and present that at the Meeting in order to vote. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s) being solicited by the Board. This is important to ensure a quorum at the Meeting. You also may return proxies by voting on-line or by touch-tone voting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

The Special Meeting of Shareholders of each Fund is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting,” and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Fund. (The shareholders of all of the Funds will vote collectively as a single class on Proposal 1, which has a Trust-wide quorum requirement.)

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

If you directly or indirectly own shares of more than one of the Funds on the record date for the Meeting, please note that you should vote on the proposals affecting each Fund in which you own shares.

You may think that your vote is not important, but it is. By law, the Meeting will have to be adjourned without conducting any business if at least one-third of the shares of the Trust or a Fund, as applicable, entitled to vote in person or by proxy at the Meeting are not represented at the Meeting. In that event, the Trust or a Fund, as applicable, would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Trust and each Fund to hold the Meeting as scheduled, so please return your proxy card(s) immediately or vote on-line or by telephone.

By Order of the Board of Trustees, Shane Daly Secretary

Dated: August 28, 2023

New York, New York

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1290 FUNDS®

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

(each, a “Retirement Fund” and together, the “Retirement Funds”)

1290 Avenue of the Americas

New York, New York 10104

PROXY STATEMENT DATED AUGUST 28, 2023 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 23, 2023

This Proxy Statement is being furnished to the shareholders of 1290 Diversified Bond Fund, 1290 Essex Small Cap Growth Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 High Yield Bond Fund, 1290 Loomis Sayles Multi-Asset Income Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund, 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and 1290 Retirement 2060 Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”), in connection with the solicitation by the Trust’s Board of Trustees (the “Board”) of proxies for the Special Meeting of Shareholders of the Trust to be held at 1290 Avenue of the Americas, 15th Floor, New York, New York 10104, on October 23, 2023, at 10:00 a.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”). Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about September 1, 2023.

At the Meeting, the shareholders of each Fund who are entitled to vote at the Meeting will be asked to approve the proposals applicable to that Fund, as described below:

Summary of Proposals	Shareholders Entitled to Vote on the Proposal
1. To elect the Board of Trustees of the Trust.	The shareholders of all Funds will vote collectively as a single class on the election of each nominee to the Board of Trustees.
2. To approve a new Investment Sub-Advisory Agreement between Equitable Investment Management, LLC (the “Adviser”) and American Century Investment Management, Inc. with respect to the 1290 Retirement 2060 Fund.	Shareholders of the 1290 Retirement 2060 Fund
3. To approve changing the 1290 Retirement 2060 Fund from a diversified fund to a non-diversified fund.	Shareholders of the 1290 Retirement 2060 Fund

Summary of Proposals	Shareholders Entitled to Vote on the Proposal
4. To approve a “manager-of-managers” policy for each Retirement Fund to permit the Adviser, subject to Board approval, to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	The shareholders of each Retirement Fund will vote separately from the shareholders of each other Retirement Fund.
5. To transact such other business that may properly come before the Meeting or any adjournments thereof.

The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

Equitable Investment Management, LLC (the “Adviser”) is the investment adviser and administrator of each Fund. Equitable Distributors, LLC, an affiliate of the Adviser, provides distribution support services for the Trust. The mailing address for each of these companies and for the Trust’s principal executive officers is 1290 Avenue of the Americas, New York, New York 10104. ALPS Distributors, Inc., 1290 Broadway #1100, Denver, Colorado 80203, serves as the distributor for each Fund’s shares. In addition, the investment sub-advisers listed in Exhibit A serve as investment sub-advisers to certain Funds.

Shareholders of record as of the close of business on July 31, 2023 (the “Record Date”) are entitled to vote at the Meeting. Additional information regarding outstanding shares, voting your proxy card(s) and attending the Meeting is included at the end of this Proxy Statement in the section titled “Voting Information.”

The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and the expenses associated with reimbursing brokers or nominees who hold shares of a Fund in their names for their reasonable expenses in forwarding solicitation material to the beneficial owners of those shares, as well as the legal costs of fund counsel relating thereto, will be borne by each class of each Fund. The aforementioned costs (other than legal costs) will be allocated among the Funds in proportion to their respective numbers of shareholder accounts; legal costs will be allocated among the Funds in proportion to the average net assets of the Funds. However, the Adviser has agreed to pay expenses exceeding a class’s expense cap. The estimated proxy expenses for each Fund exceed its (or its class’) expense cap and are expected to be paid by the Adviser. The Adviser has voluntarily agreed not to seek recoupment of the proxy expenses under the Trust’s Expense Limitation Agreement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 23, 2023

This Proxy Statement, which you should read and retain for future reference, contains important information regarding the Proposals that you should know before voting. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about September 1, 2023. This Proxy Statement and proxy card(s) also will be available at www.proxy-direct.com on or about September 1, 2023.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Shareholders may request copies of the Trust’s annual and/or semi-annual reports, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-888-310-0416.

TABLE OF CONTENTS

OVERVIEW	5

PROPOSAL 1: ELECTION OF BOARD OF TRUSTEES.	6

Background on the Proposal	6
Nominees	7
Qualifications and Experience of the Nominees	10
Interested Nominee	10
Independent Nominees	11
Structure of the Board	12
Risk Oversight of the Trust	13
Compensation	14
Trustee/Nominee Ownership of Fund Shares	15
Officers of the Trust	17
Shareholder Communications	19
Required Vote for Proposal 1	20

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN EQUITABLE INVESTMENT MANAGEMENT, LLC AND AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. WITH RESPECT TO THE 1290 RETIREMENT 2060 FUND.	20

Background on the Proposal	20
Proposal 2	22
Required Vote for Proposal 2	35

PROPOSAL 3: APPROVAL TO CHANGE THE 1290 RETIREMENT 2060 FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND.	35

Background on the Proposal	35
Proposal 3	36
Required Vote for Proposal 3	37

PROPOSAL 4: APPROVAL OF A “MANAGER-OF-MANAGERS” POLICY FOR EACH RETIREMENT FUND TO PERMIT THE ADVISER, SUBJECT TO BOARD APPROVAL, TO ENTER INTO OR MATERIALLY AMEND AGREEMENTS WITH UNAFFILIATED INVESTMENT SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL.	37

Background on the Proposal	37
Benefits to Shareholders of Approval of Proposal 4	38
Required Vote for Proposal 4	39

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40

ADDITIONAL INFORMATION	41

VOTING INFORMATION	41

Voting Rights	41
Required Shareholder Vote	41
Solicitation of Proxies	42
Adjournment or Postponement	43
Submission of Certain Shareholder Proposals	43
Other Matters	43

INDEX TO EXHIBITS TO PROXY STATEMENT	44

OVERVIEW

Proposal 1.     Under Proposal 1, the shareholders of all of the Funds are being asked to elect the Board of Trustees of the Trust. Nine (9) of the ten (10) current Board members have been nominated to stand for re-election. If elected by shareholders, each such Trustee nominee will continue to serve in that capacity without interruption. One (1) of the current Board members will retire from the Board effective December 31, 2023, and is not standing for re-election. The Board also has nominated two (2) new trustee nominees to stand for election to the Board. If a trustee nominee who would be new to the Board is elected by shareholders, the election of the new trustee nominee would be effective, and the new trustee nominee would begin service as a Trustee of the Trust, on January 1, 2024.

Proposal 2.     Under Proposal 2, the shareholders of the 1290 Retirement 2060 Fund are being asked to approve a new investment sub-advisory agreement between the Adviser and American Century Investment Management, Inc. (“American Century”) with respect to the Fund. The Fund currently operates as a “target date fund-of-funds” and is managed to target 2060 as the specific year of planned retirement. The Fund currently invests substantially all of its assets in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) that, in turn, invest primarily in securities, rather than investing directly in securities and other financial instruments. Under the Fund’s current structure, the Fund’s asset mix is designed to gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The gradual shift in the Fund’s asset mix is commonly referred to as the “glide path.” Because the Fund’s target date is many years in the future, the Fund’s asset mix is currently (and, based on the glide path, at least through 2050 is expected to be) comprised largely of Underlying ETFs that emphasize investments in equity securities.

If shareholders approve Proposal 2, the Adviser will effect a restructuring of the Fund and change the target date fund-of-funds strategy and glide path to a U.S. large capitalization growth strategy implemented by a new sub-adviser, American Century, acting through its division Avantis Investors®. The restructured Fund would provide existing shareholders with substantially similar domestic equity exposure as the Fund provides currently. Although the restructured Fund would continue to have significant exposure to large capitalization domestic equity investments and the risks associated with these investments, the proposed changes to the investment strategy would subject the Fund and its shareholders to certain additional risks, as described in this Proxy Statement.

American Century is not an affiliate of the Adviser. The approval of the new investment sub-advisory agreement and the appointment of American Century as sub-adviser to the Fund will not result in any change to the investment advisory fee paid by the Fund to the Adviser. The Adviser (and not the restructured Fund) will be responsible for the payment of the sub-advisory fee to American Century out of the investment advisory fee paid by the Fund to the Adviser.

It is currently expected that, in connection with the Fund restructuring, the Fund will liquidate substantially all of its portfolio holdings (i.e., the shares of the Underlying ETFs in which it invests) and hold cash, and the restructured Fund will use the cash to invest in securities that are consistent with its investment objective and principal investment strategy. The sale of portfolio holdings by the Fund could result in its selling securities at a disadvantageous time and price and could result in its incurring transaction costs that would not otherwise have been incurred and realizing gains (or losses) that would not otherwise have been realized. The portion of the Fund’s portfolio holdings that ultimately will be liquidated in connection with the Fund restructuring will depend on market conditions and on American Century’s assessment of the compatibility of those holdings with the restructured Fund’s investment objective and principal investment strategy. Based on current assumptions, the Adviser estimates that the portfolio transaction costs of the Fund restructuring would be approximately $1,600 (or approximately 0.02% of the Fund’s average daily net assets). The repositioning of the Fund’s portfolio holdings may result in higher taxes when Fund shares are held in a taxable account. The tax impact of the sale of such portfolio holdings will depend on the difference between the price at which such securities are sold and the Fund’s tax basis in such securities. Based on current assumptions, the Adviser estimates that, as of June 30, 2023, the Fund would recognize approximately $996,900 in realized capital gains (approximately $2.16 per share). These amounts are estimates and the actual amounts may be materially higher or lower depending on the factors outlined above. The Adviser intends to implement the Fund restructuring in a manner that would minimize such portfolio transaction costs and potential tax implications, to the extent practicable, and believes that such costs and tax implications would be reasonable in relation to the anticipated benefits of the Fund restructuring. Shareholders should consult with their own tax advisor concerning their particular tax situation. The Adviser anticipates that the tax impact to shareholders in the Fund will be limited because the Adviser estimates that, as of June 30, 2023, less than 1% of the shares of the Fund were held by retail investors in taxable accounts.

If shareholders do not approve the proposed new investment sub-advisory agreement, then the retention of American Century as sub-adviser for the 1290 Retirement 2060 Fund and the proposed changes to the Fund’s investment objective, strategy and policies, performance benchmark, and name (all as described in greater detail in Proposal 2) would not go into effect. Instead, the Fund would continue to operate as a target date fund-of-funds in accordance with its current investment objective and strategy. In that event, the Board may further consider other alternatives for the Fund, such as liquidating the Fund or reorganizing the Fund into another investment company.

Proposal 3.     Under Proposal 3, the shareholders of the 1290 Retirement 2060 Fund are being asked to change the Fund from a diversified fund to a non-diversified fund. Shareholder approval of this change would enable the Fund to invest larger percentages of its assets in the securities of a single issuer. The proposed change would provide the Fund, as proposed to be restructured, with increased flexibility to respond to future investment opportunities. Investing a larger percentage of the Fund’s assets in any one issuer carries certain risks, as described in this Proxy Statement.

Proposal 4.     Under Proposal 4, the shareholders of each Retirement Fund are being asked to approve a “manager-of-managers” policy to permit the Adviser, subject to approval by the Board of Trustees of the Trust, to appoint or replace unaffiliated investment sub-advisers to manage all or a portion of a Retirement Fund’s assets and enter into, amend or terminate investment sub-advisory agreements with unaffiliated investment sub-advisers without obtaining shareholder approval. Approval of Proposal 4 is being sought at this time to provide for the same flexibility in the management of investment sub-advisory arrangements of the Retirement Funds as is currently available to the Trust’s other Funds under a certain exemptive order that the Trust has received from the SEC.

PROPOSAL 1:     ELECTION OF BOARD OF TRUSTEES.

Background on the Proposal

Under this Proposal 1, the shareholders of all of the Funds are being asked to elect nine (9) of the ten (10) Trustee nominees who serve as current members of the Board of Trustees of the Trust, as well as two (2) new trustee nominees (each, a “Nominee” and together, the “Nominees”) to serve on the Board of Trustees of the Trust. One (1) of the current Board members will retire from the Board of Trustees effective December 31, 2023, and is not standing for re-election.

The fund complex currently includes three registered investment companies — the Trust, EQ Advisors Trust, and EQ Premier VIP Trust. The Adviser serves as the investment adviser and administrator to the Trust and as the administrator to EQ Advisors Trust and EQ Premier VIP Trust, and an affiliate of the Adviser serves as the investment adviser to EQ Advisors Trust and EQ Premier VIP Trust. Prior to January 1, 2023, that affiliate of the Adviser served as the investment adviser to the Trust. These investment companies share certain administrative, legal, compliance, marketing and other functions. Currently, the Board that oversees each registered investment company in the fund complex is comprised of the same 10 trustees. Assuming that the Proposal for the election of the eleven (11) Nominees is approved by the shareholders of the Trust (and, by means of separate proposals in separate proxy statements, both the shareholders of EQ Advisors Trust and the shareholders of EQ Premier VIP Trust), the same Board members would continue to oversee the Trust, EQ Advisors Trust, and EQ Premier VIP Trust.

The current Board and its Governance Committee, which consists of all of the current Independent Trustees of the Trust, have determined to increase the size of the Board from 10 to 11 members and have proposed for election by shareholders nine of the 10 current members of the Board as well as two new Board members.

The Board’s current Trustees are Mark A. Barnard, Thomas W. Brock, Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Steven M. Joenk, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen. Mr. Joenk is an “interested person” (as defined in the 1940 Act) (an “Interested Trustee”) of the Trust. Messrs. Barnard, Brock, Clement, Foley, McMeekin, Perry and Schpero and Mses. Haverland and Stephensen are not “interested persons” (as defined in the 1940 Act) (each, an “Independent Trustee”) of the Trust. Mr. Brock will retire from the Board effective December 31, 2023, and is not standing for re-election. The Board’s Governance Committee identified the two new Nominees to the Board, Marcia Haydel and Kimberly Thompson Laughton, through the use of a third party search firm and extensive interviews with multiple candidates. If elected by shareholders, Ms. Haydel and Ms. Laughton would be Independent Trustees of the Trust.

As part of its evaluation of this Proposal, the Governance Committee of the Board considered a number of factors, including that the increased size, diversity, skill sets and depth of experience of the Board should enhance the Board’s ability to respond to the increasing complexities of the mutual fund business. The Governance Committee also considered that, as the mandatory retirement date for certain current Board members approaches, it would be advisable to elect two new Board members now so that these new Board members can serve alongside the current Board members as they become increasingly familiar with the Trust and the Funds and their compliance, regulatory and risk management oversight responsibilities.

Upon the recommendation of the Governance Committee, the Board unanimously determined to recommend that shareholders of the Trust vote “FOR” the election of each Nominee at the Meeting to hold office in accordance with the Trust’s governing documents.

Nominees

Each Nominee has consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the accompanying proxy card(s) intend to vote at the Meeting (unless otherwise directed) in favor of the election of the Nominees named below as Trustees of the Trust. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, the Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal 1. Subject to the foregoing, if Ms. Haydel and Ms. Laughton are elected by shareholders, their elections would be effective, and they would begin service as Trustees of the Trust, on January 1, 2024.

Information regarding each Nominee is provided below. If elected, each Nominee, except Mr. Joenk, would be an Independent Trustee of the Trust. The business address of all Nominees and Mr. Brock is 1290 Avenue of the Americas, New York, New York 10104. Messrs. Barnard, Clement, Foley, McMeekin, Perry and Schpero and Mses. Haverland, Haydel, Laughton and Stephansen are referred to herein as “Independent Nominees,” and Mr. Joenk is referred to herein as an “Interested Nominee.”

The Governance Committee also considered that, if the Nominees are elected by shareholders, all but one of the members of the Board will be Independent Trustees and that the Chairman of the Board will be an Independent Trustee.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee*
Steven M. Joenk (1958)	Trustee and Chief Executive Officer	Trustee and Chief Executive Officer from June 2014 to present**; President from June 2014 through February 2020; and Chairman of the Board from June 2014 through September 2017	Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (May 2011 to November 2021) of Equitable Investment Management Group, LLC; Chairman of the Board and Chief Executive Officer of the Adviser (January 2023 to present); Senior Vice President and Chief Investment Officer of AXA Financial, Inc. (April 2017 to 2019); and Chief Investment Officer (April 2017 to present) and employee (September 1999 to present) of Equitable Financial.	126	None.
Independent Nominees
Mark A. Barnard (1949)	Trustee	From February 2017 to present**	Retired. Previously, Managing Director — Private Investments, Howard Hughes Medical Institute, 2001 to 2016 (and, prior thereto, Director of Private Investments from 1998 to 2001, and Manager of Private Investments from 1995 to 1998).	126	None.
Michael B. Clement (1957)	Trustee	From January 2019 to present**	Professor of Accounting, University of Texas, from 1997 to 2002 and from 2004 to present (Department of Accounting Chair from 2018 to 2022); Visiting Professor, Harvard Business School, 2023 to present.	126	New York Mortgage Trust
Donald E. Foley (1951)	Trustee	From June 2014 to present**	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	126	BioSig Technologies, Inc.; Wilmington Funds (12)
Patricia M. Haverland (1956)	Trustee	From April 2022 to present**	Retired. Previously, Vice President and Chief Investment Officer North America Pensions, Siemens, 2009 to 2018.	126	None.
Marcia Haydel (1962)	Consultant† and Trustee	**, †	Founding Partner and Managing Director, Performance Equity Management, 2005 to present; Portfolio Manager, General Motors Investment Management, 1999 to 2005; Vice President, Alliance Capital Management, 1998 to 1999.	126 if elected at the Meeting and at separate meetings of the shareholders of EQ Advisors Trust and EQ Premier VIP Trust	None
Kimberly Thompson Laughton (1963)	Consultant† and Trustee	**, †	Retired. Previously, President, Schwab Charitable, 2011 to 2021 (and, prior thereto, Vice President from 2007 to 2011); various positions at Charles Schwab Corporation, including Vice President — Mutual Funds enterprise from 2003 to 2005, and Vice President — Fixed Income enterprise from 1999 to 2002.	126 if elected at the Meeting and at separate meetings of the shareholders of EQ Advisors Trust and EQ Premier VIP Trust	None.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
H. Thomas McMeekin (1953)	Trustee	From June 2014 to present**	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC, 2015 to present; previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	126	None.
Jeffery S. Perry (1965)	Trustee	From April 2022 to present**	Founder and Chief Executive Officer, Lead Mandates LLC (business and leadership advisory firm). Retired, Global Client Service Partner, Ernst & Young LLP, 2004 to 2020.	126	Fortune Brands Innovations, Inc.; MasterBrand, Inc.
Gary S. Schpero (1953)	Chairman of the Board	From June 9, 2014 to present, Independent Trustee; from June 9, 2014 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board**	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	126	Blackstone Funds (4)
Kathleen Stephansen (1954)	Trustee	From January 2019 to present**	Senior Economist, Haver Analytics, 2019 to present; Senior Economic Advisor, Boston Consulting Group, 2018 to 2019, and in 2016; Chief Economist, Huawei Technologies USA Inc., 2016 to 2018; various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management from 2010 to 2016.	126	None.

†	Ms. Haydel and Ms. Laughton each has been retained to serve as a consultant to the Board effective September 1, 2023, to advise the Board on matters relating to the mutual fund industry, which includes, but is not limited to, participation and attendance at regularly-scheduled and special meetings of the Board and/or committees of the Board and advice on investment performance, distribution activities, compliance and other matters. It is anticipated that Ms. Haydel and Ms. Laughton will serve as consultants to the Board until December 31, 2023 (unless extended or otherwise modified). If Ms. Haydel and Ms. Laughton are elected by shareholders, their elections would be effective, and they would begin service as Trustees of the Trust, on January 1, 2024.
*	Affiliated with the Adviser.
**	Each Nominee elected will serve during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. The Board had adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.
***	The registered investment companies in the fund complex include the Trust, EQ Advisors Trust, and EQ Premier VIP Trust. Mr. Joenk serves as Trustee and Chief Executive Officer for each of the registered investment companies in the fund complex. Mr. Schpero serves as Chairman of the Board for each such registered investment company.

Current Independent Trustee Not Nominated for Re-Election

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Independent Trustee
Thomas W. Brock (1947)	Trustee	From January 2016 to present*	Retired. Previously, Director, President and Chief Executive Officer of Silver Bay Realty Trust Corp., June 2016 to May 2017 (and, prior thereto, Director and interim President and Chief Executive Officer from January 2016 to June 2016); Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners, 2006 to 2012.	126	Liberty All-Star Funds (2)

*	Each Trustee will serve during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. The Board had adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate. Pursuant to the policy, Mr. Brock will retire on December 31, 2023. Mr. Brock is not standing for re-election and will serve until December 31, 2023.
**	The registered investment companies in the fund complex include the Trust, EQ Advisors Trust, and EQ Premier VIP Trust.

Qualifications and Experience of the Nominees

The current Board believes that all of the Nominees possess substantial executive leadership experience derived from their service as executives, partners and board members of diverse businesses and community and other organizations. The current Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. In determining whether a Nominee is qualified to serve as a Trustee of the Trust, the current Board considered a wide variety of information about the Nominee, and multiple factors contributed to the current Board’s decision. However, there are no specific required qualifications for Board membership. Each Nominee is believed to possess the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board.

Information about certain of the specific qualifications and experience of each Nominee relevant to the current Board’s conclusion that the Nominee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Nominee that the current Board believes support a conclusion that the Nominee should serve as Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Nominee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including EQ Advisors Trust and EQ Premier VIP Trust.

Independent Nominees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and multiple years of service as a Trustee of the Trust, EQ Advisors Trust and EQ Premier VIP Trust.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and multiple years of service as a Trustee of the Trust, EQ Advisors Trust and EQ Premier VIP Trust.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust, EQ Advisors Trust and EQ Premier VIP Trust.

Patricia M. Haverland — Ms. Haverland has held senior management positions regarding pension plans for financial services and other companies, experience overseeing outside investment managers for pension plans, serving on an advisory council for the U.S. Department of Labor, and serving on the boards of non-profit organizations. Ms. Haverland holds the Chartered Financial Analyst designation. Prior to her election to the Boards of Trustees of the Trust, EQ Advisors Trust and EQ Premier VIP Trust, Ms. Haverland served as a consultant to the Boards of Trustees from October 1, 2021 to March 31, 2022.

Marcia Haydel — Ms. Haydel has a background in the financial services industry, experience in senior management positions with an asset management firm, multiple years of service on the board of a private company, multiple years of service as an advisory board member of private equity companies, and background as a portfolio manager.

Kimberly Thompson Laughton — Ms. Laughton has a background in the financial services industry, experience in senior management positions with a large financial services firm and non-profit donor-advised fund, and multiple years of service on the boards of non-profit organizations.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of the Trust, EQ Advisors Trust and EQ Premier VIP Trust.

Jeffery S. Perry — Mr. Perry has multiple years of experience as a management consultant, including experience as a partner at a global Big 4 professional services firm, and multiple years of service on the boards of public and non-profit organizations and a college. Prior to his election to the Boards of Trustees of the Trust, EQ Advisors Trust and EQ Premier VIP Trust, Mr. Perry served as a consultant to the Boards of Trustees from October 1, 2021 to March 31, 2022.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust, EQ Advisors Trust and EQ Premier VIP Trust, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, senior management experience with a large financial services firm, and multiple years of service as a Trustee of the Trust, EQ Advisors Trust and EQ Premier VIP Trust.

Current Independent Trustee Not Nominated for Re-Election

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms, multiple years of service on the boards of public companies and organizations and investment companies, and multiple years of service as a Trustee of the Trust, EQ Advisors Trust and EQ Premier VIP Trust. Mr. Brock will retire from the Board on December 31, 2023.

Structure of the Board

The Board currently is comprised of 10 Trustees, and there is one vacancy on the Board (and Mr. Brock’s retirement will create another vacancy). Nine of the 10 current Trustees are Independent Trustees. Mr. Joenk is an Interested Trustee. The current Board has appointed Gary S. Schpero to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds seven regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person, by videoconference or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees). All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the size of the Trust, the number of series offered by the Trust and the other registered investment companies in the fund complex, the number of Trustees overseeing the Trust and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its offering as a retail investment product.

The Audit Committee functions to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held six (6) meetings during the fiscal year ended October 31, 2022. Mr. Clement serves as the Chair of the Audit Committee.

The Governance Committee functions to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight and review the compensation arrangements of the Trust’s Chief Compliance Officer (“CCO”); and review the independence of outside counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the Trust’s compliance programs. The Governance Committee may seek to identify candidates for Independent Trustee with the assistance of the Adviser or another third party service provider or independent contractor or by such other means as the Governance Committee deems appropriate. In connection with its evaluation of candidates, the Governance Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the Trust’s investment adviser and other principal service providers. Persons selected as nominees for Independent Trustee must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. The Governance Committee also may consider such other factors as it may determine to be relevant to fulfilling the role of Trustee. The Governance Committee gives recommendations provided by the Trust’s officers the same consideration as any other candidate. The Governance Committee will not consider nominees recommended by shareholders. The Governance Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the Board. The Governance Committee periodically reviews the size and composition of the Board to determine whether it may be appropriate to add individuals, including those with different backgrounds or skills from those already on the Board, so that the Board reflects the appropriate balance of experience, skills, attributes and diversity required for the Board as a whole. The Governance Committee held five (5) meetings during the fiscal year ended October 31, 2022. Mr. McMeekin serves as the Chair of the Governance Committee. A copy of the written charter for the Governance Committee is attached to this Proxy Statement as Exhibit D.

The Investment Committee functions to assist the Board in its oversight of Fund investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with personnel at the Adviser and, in the case of certain Funds, the sub-advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with sub-advisers to the sub-advised Funds during in-person or videoconference presentations made throughout the year. The Investment Committee held five (5) meetings during the fiscal year ended October 31, 2022. Messrs. Barnard and Foley and Ms. Stephansen serve as the Co-Chairs of the Investment Committee.

During the fiscal year ended October 31, 2022, each current Trustee attended at least 75% of the aggregate of: (i) the total number of Board meetings, and (ii) the total number of meetings held by all committees on which he or she served.

Risk Oversight of the Trust

The management of various risks relating to the administration and operation of the Trust and its Funds is the responsibility of the Adviser and the other service providers, including (in the case of certain Funds) any sub-advisers, retained by the Trust or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and the Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Funds and the Trust and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks. Under the overall supervision of the Board, the Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address these and other risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, and CCO and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to its Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as reports from the Adviser, in its capacity of the Funds’ Valuation Designee, regarding the valuation of those investments. Additionally, the Board meets regularly with the Trust’s Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including (in the case of certain Funds) the sub-advisers to the Funds, as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Most of the Funds’ operations are carried out by various service providers; the Board’s oversight of the risk management processes of those service providers, including processes to address business continuity, cybersecurity and other operational issues, is inherently limited.

Compensation

No director, trustee, member, officer (other than the Trust’s CCO), or employee of the Adviser or an affiliated company receives any compensation or reimbursement from the Trust for serving as a Trustee or officer of the Trust. Mr. Joenk is an Interested Trustee of the Trust and, therefore, has not been compensated by the Trust for his service as a Trustee.

For services to the Trust, EQ Advisors Trust and EQ Premier VIP Trust, each Independent Trustee receives an annual retainer of $435,000, payable quarterly, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $165,000; the Chair of the Audit Committee receives an annual retainer of $40,000; the Chair of the Governance Committee receives an annual retainer of $55,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $40,000. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings. The Independent Trustees are not expected to increase the compensation set forth above as part of this Proposal.

Ms. Haydel and Ms. Laughton, each of whom serves as a consultant to the Board effective September 1, 2023, each will be paid $100,000, in two installments, for her services through December 31, 2023.

Information regarding compensation paid to the Independent Trustees for the most recent fiscal year ended October 31, 2022, is set forth below.

Trustee Compensation Table

for the Fiscal Year Ended October 31, 20221

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]

Interested Trustee
Steven M. Joenk	$0	$0	$0	$0

Independent Trustees
Mark A. Barnard	$3,224	$0	$0	$441,454
Thomas W. Brock[4]	$3,355	$0	$0	$460,000
Michael B. Clement	$3,355	$0	$0	$460,000
Donald E. Foley	$3,355	$0	$0	$460,000
Patricia M. Haverland[3]	$2,385	$0	$0	$318,750
H. Thomas McMeekin	$3,384	$0	$0	$463,750
Jeffery S. Perry[3]	$2,385	$0	$0	$318,750

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]
Gary S. Schpero	$4,239	$0	$0	$581,250
Kathleen Stephansen	$3,090	$0	$0	$423,750

1	The compensation reported in this table reflects the compensation arrangements in effect during the fiscal year ended October 31, 2022.
2	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as a trustee of 132 series of three (3) trusts in the fund complex (i.e., the Trust, EQ Advisors Trust and EQ Premier VIP Trust).
3	Elected to the Board effective April 1, 2022. The Board had retained Ms. Patricia Haverland and Mr. Jeffery Perry to serve as consultants to the Board of Trustees of the Trust and other registered investment companies in the fund complex effective as of October 1, 2021 through March 31, 2022. For their consulting services, Ms. Haverland and Mr. Perry received compensation of $100,000 paid in two equal installments, as well as reimbursement for reasonable out-of-pocket expenses incurred in connection with their service to the Trust, including expenses associated with attending Board or Committee meetings.
4	Mr. Brock will retire from the Board of Trustees effective December 31, 2023, and is not standing for re-election.

Trustee/Nominee Ownership of Fund Shares

The following tables set forth information describing the dollar range of equity securities beneficially owned by each Trustee/Nominee in a Fund and in all series in the aggregate within the same “family of investment companies” overseen and/or to be overseen by the Trustee/Nominee, as of June 30, 2023. The following tables also set forth information describing the dollar range of equity securities beneficially owned by each Trustee/Nominee in all series in the aggregate within the same “fund complex” overseen and/or to be overseen by the Trustee/Nominee, as of June 30, 2023.

Trustee/ Nominee	1290 Diversified Bond Fund	1290 Essex Small Cap Growth Fund	1290 GAMCO Small/ Mid Cap Value Fund	1290 High Yield Bond Fund	1290 Loomis Sayles Multi- Asset Income Fund	1290 Multi- Alternative Strategies Fund	1290 SmartBeta Equity Fund

Interested Trustee/Nominee
Steven M. Joenk	A	A	D	A	A	A	E

Independent Trustees/Nominees
Mark A. Barnard	B	A	A	A	A	A	B
Thomas W. Brock**	A	A	B	A	A	A	B
Michael B. Clement	A	A	C	A	A	A	C
Donald E. Foley	A	A	B	A	B	B	B
Patricia M. Haverland*	A	C	A	A	A	A	C
Marcia Haydel	A	A	A	A	A	A	A
Kimberly Thompson Laughton	A	A	A	A	A	A	A
H. Thomas McMeekin	A	A	C	A	A	A	C
Jeffery S. Perry*	A	A	A	A	C	A	C
Gary S. Schpero	A	A	C	A	A	A	A
Kathleen Stephansen	A	A	B	A	C	A	A

A = None; B = $1 – $10,000; C = $10,001 – $50,000; D = $50,001 – $100,000; E = over $100,000

*	Elected to the Board effective April 1, 2022.
**	Mr. Brock will retire from the Board of Trustees effective December 31, 2023, and is not standing for re-election.

Trustee/ Nominee	1290 Retirement 2020 Fund	1290 Retirement 2025 Fund	1290 Retirement 2030 Fund	1290 Retirement 2035 Fund	1290 Retirement 2040 Fund	1290 Retirement 2045 Fund	1290 Retirement 2050 Fund	1290 Retirement 2055 Fund	1290 Retirement 2060 Fund

Interested Trustee/Nominee
Steven M. Joenk	A	A	A	A	A	A	A	A	A

Independent Trustees/Nominees
Mark A. Barnard	A	A	A	A	A	A	A	A	A
Thomas W. Brock**	A	A	A	A	A	A	A	A	A

Trustee/ Nominee	1290 Retirement 2020 Fund	1290 Retirement 2025 Fund	1290 Retirement 2030 Fund	1290 Retirement 2035 Fund	1290 Retirement 2040 Fund	1290 Retirement 2045 Fund	1290 Retirement 2050 Fund	1290 Retirement 2055 Fund	1290 Retirement 2060 Fund
Michael B. Clement	A	A	A	A	A	A	A	A	A
Donald E. Foley	A	A	A	A	A	A	A	A	A
Patricia M. Haverland*	A	A	A	A	A	A	A	A	A
Marcia Haydel	A	A	A	A	A	A	A	A	A
Kimberly Thompson Laughton	A	A	A	A	A	A	A	A	A
H. Thomas McMeekin	A	A	A	A	A	A	A	A	A
Jeffery S. Perry*	A	A	A	A	A	A	A	A	A
Gary S. Schpero	A	A	A	A	A	A	A	A	A
Kathleen Stephansen	A	A	A	A	A	A	A	A	A

A = None; B = $1 – $10,000; C = $10,001 – $50,000; D = $50,001 – $100,000; E = over $100,000

*	Elected to the Board effective April 1, 2022.
**	Mr. Brock will retire from the Board of Trustees effective December 31, 2023, and is not standing for re-election.

Trustee/Nominee	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by the Trustee/Nominee in Family of Investment Companies***	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by the Trustee/Nominee in Fund Complex****

Interested Trustee/Nominee
Steven M. Joenk	E	E

Independent Trustees/Nominees
Mark A. Barnard	C	C
Michael B. Clement	C	C
Thomas W. Brock**	D	D
Donald E. Foley	C	C
Patricia M. Haverland*	D	D
Marcia Haydel	A	A
Kimberly Thompson Laughton	A	A
H. Thomas McMeekin	C	C
Jeffery S. Perry*	B	B
Gary S. Schpero	C	C
Kathleen Stephansen	C	C

A = None; B = $1 – $10,000; C = $10,001 – $50,000; D = $50,001 – $100,000; E = over $100,000

*	Elected to the Board effective April 1, 2022.
**	Mr. Brock will retire from the Board of Trustees effective December 31, 2023, and is not standing for re-election.
***	This column reflects information regarding ownership of equity securities issued by series in the Trust. Effective January 1, 2023, the Trust is advised by the Adviser and is no longer part of the same “family of investment companies” with EQ Advisors Trust and EQ Premier VIP Trust, both of which are advised by an affiliate of the Adviser. All three of these registered investment companies are, however, part of the same “fund complex.”
****	This column reflects information regarding ownership of equity securities issued by series in the Trust, EQ Advisors Trust and EQ Premier VIP Trust, which are part of the same “fund complex.”

No Trustee/Nominee who is or would be an Independent Trustee, and no member of his or her immediate family, beneficially owns or owns of record securities representing interests in the Adviser, ALPS Distributors, Inc., any sub-adviser of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Officers of the Trust

The following table provides information regarding the officers of the Trust. Each officer was elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. Unless otherwise noted, the business address of the Trust’s officers is 1290 Avenue of the Americas, New York, New York 10104.

Name, Address and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee and Chief Executive Officer	Trustee and Chief Executive Officer from June 2014 to present; President from June 2014 through February 2020; and Chairman of the Board from June 2014 through September 2017	Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (May 2011 to November 2021) of Equitable Investment Management Group, LLC; Chairman of the Board and Chief Executive Officer of the Adviser (January 2023 to present); Senior Vice President and Chief Investment Officer of AXA Financial, Inc. (April 2017 to 2019); and Chief Investment Officer (April 2017 to present) and employee (September 1999 to present) of Equitable Financial.
Brian Walsh (1968)	Chief Financial Officer and Treasurer	From June 2014 to present	Director (February 2011 to present) and Senior Vice President (May 2011 to present) of Equitable Investment Management Group, LLC; Senior Vice President of the Adviser (January 2023 to present); and Signatory Officer (November 2021 to present) and employee (February 2003 to present) of Equitable Financial.
Joseph J. Paolo*** (1970)	Chief Compliance Officer and Vice President	From June 2014 to present	Chief Compliance Officer (June 2007 to present) and Senior Vice President (May 2011 to present) of Equitable Investment Management Group, LLC; Vice President and Chief Compliance Officer of the Adviser (January 2023 to present); and Signatory Officer (November 2021 to present) and employee (June 2007 to present) of Equitable Financial.
Kenneth Kozlowski (1961)	Senior Vice President and Chief Investment Officer	From June 2014 to present	Executive Vice President and Chief Investment Officer (June 2012 to present) and Director (May 2017 to present) of Equitable Investment Management Group, LLC; Executive Vice President of the Adviser (January 2023 to present); and Signatory Officer (November 2021 to present) and employee (February 2001 to present) of Equitable Financial.
Alwi Chan (1974)	Vice President and Deputy Chief Investment Officer	From June 2014 to present	Senior Vice President and Deputy Chief Investment Officer of Equitable Investment Management Group, LLC (June 2012 to present); and employee of Equitable Financial (June 1999 to present).
James Chen (1988)	Vice President and Director of Risk	From July 2022 to present	Vice President of Equitable Investment Management Group, LLC (July 2022 to present); Vice President of the Adviser (January 2023 to present); employee of Equitable Financial (2015 to present).
James Kelly (1968)	Controller	From June 2014 to present	Vice President of Equitable Investment Management Group, LLC (May 2011 to present); Vice President of the Adviser (January 2023 to present); and employee of Equitable Financial (September 2008 to present).

Name, Address and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Andrew Houston (1990)	Vice President	From September 2022 to present	Vice President of Equitable Investment Management Group, LLC (July 2022 to present), Vice President of the Adviser (January 2023 to present); and employee of Equitable Financial (2017 to present).
Miao Hu (1978)	Vice President	From June 2016 to present	Assistant Portfolio Manager (May 2016 to present) and Vice President (June 2016 to present) of Equitable Investment Management Group, LLC; and employee of Equitable Financial (November 2013 to present).
Kevin McCarthy (1983)	Vice President	From September 2019 to present	Assistant Portfolio Manager (December 2018 to present) and Vice President (July 2022) of Equitable Investment Management Group, LLC; and employee of Equitable Financial (August 2015 to present).
Xavier Poutas (1977)	Vice President	From June 2016 to present	Assistant Portfolio Manager (May 2011 to present) and Vice President (June 2016 to present) of Equitable Investment Management Group, LLC; and employee of Equitable Financial (August 2002 to present).
Shane Daly, Esq. (1970)	Chief Legal Officer, Senior Vice President and Secretary	From March 2023 to present	Executive Vice President, Secretary and General Counsel of Equitable Investment Management Group, LLC and the Adviser (March 2023 to present); employee of Equitable Financial (2011 to present).
Maureen E. Kane, Esq. (1962)	Vice President and Assistant Secretary	From March 2023 to present	Senior Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management Group, LLC and the Adviser (March 2023 to present); employee of Equitable Financial (February 2019 to present); and Managing Director and Managing Counsel of The Bank of New York Mellon (July 2014 to February 2019).
Kristina B. Magolis, Esq. (1985)	Vice President and Assistant Secretary	From November 2022 to present	Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management Group, LLC (October 2022 to present); Vice President, Assistant Secretary and Associate General Counsel of the Adviser (January 2023 to present); employee of Equitable Financial (October 2022 to present); and Vice President, Legal and Compliance, Morgan Stanley Investment Management (August 2017 to September 2022).
Cheryl Cherian (1979)	Vice President and Assistant Secretary	From March 2023 to present	Employee of Equitable Financial (April 2019 to present); and Compliance Associate at Manifold Fund Advisors (November 2016 to March 2018).
Artemis Brannigan (1974)	Vice President	From September 2019 to present	Vice President of Equitable Investment Management Group, LLC (August 2019 to present); Vice President of the Adviser (January 2023 to present); employee of Equitable Financial (August 2019 to present); and Director of Prudential Financial (January 2016 to July 2019).

Name, Address and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Aysha Pride (1988)	Vice President	From July 2022 to present	Vice President of Equitable Investment Management Group, LLC (July 2022 to present); Vice President of the Adviser (January 2023 to present); and employee of Equitable Financial (2014 to present).
Helen Lai (1973)	Assistant Vice President	From June 2016 to present	Employee of Equitable Financial (March 2013 to present).
Michelle Gallo (1973)	Assistant Controller	From March 2023 to present	Employee of Equitable Financial (July 2013 to present).
Roselle Ibanga (1978)	Assistant Controller, Vice President and Anti-Money Laundering Compliance Officer	Assistant Controller from June 2014 to present; Vice President and Anti-Money Laundering Compliance Officer from January 2023 to present	Employee of Equitable Financial (February 2009 to present).
Lisa Perrelli (1974)	Assistant Controller	From June 2014 to present	Employee of Equitable Financial (November 2002 to present).
Jennifer Mastronardi (1985)	Assistant Vice President	From June 2014 to present	Vice President of Equitable Investment Management Group, LLC (April 2015 to present); Vice President of the Adviser (January 2023 to present); and employee of Equitable Financial (February 2009 to present).
Helen Espaillat (1963)	Assistant Secretary	From June 2014 to present	Assistant Vice President and Assistant Secretary of Equitable Investment Management Group, LLC (March 2015 to present); Assistant Vice President and Assistant Secretary of the Adviser (January 2023 to present); and employee of Equitable Financial (July 2004 to present).
Lorelei Fajardo (1978)	Assistant Secretary	From June 2016 to present	Employee of Equitable Financial (July 2013 to present).
Monica Giron (1976)	Assistant Secretary	From July 2019 to present	Employee of Equitable Financial (June 2019 to present); and Senior Paralegal at Gemini Fund Services (August 2015 to May 2019).

*	The officers in the table above (except Roselle Ibanga in respect of her role as a Vice President and Anti-Money Laundering Compliance Officer of the Trust) hold similar positions with other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Advisers Trust, and EQ Premier VIP Trust.
**	Each officer is elected on an annual basis.
***	During the fiscal year ended October 31, 2022, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he served in that capacity, compensation in the amount of $290,000, of which the Trust paid $2,037.

Shareholder Communications

The Board of Trustees has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Shane Daly, Secretary of the Trust, 1290 Avenue of the Americas, New York, New York 10104, who will forward such communication to the Trustee(s) as appropriate.

Required Vote for Proposal 1

The shareholders of all Funds of the Trust will vote collectively as a single class on Proposal 1. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. The approval of one Nominee is not contingent on the approval of the other Nominees.

The current Trustees of the Trust recommend that shareholders vote “FOR” each Nominee in Proposal 1.

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN EQUITABLE INVESTMENT MANAGEMENT, LLC AND AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. WITH RESPECT TO THE 1290 RETIREMENT 2060 FUND.

Background on the Proposal

At meetings of the Board held on April 19-20, 2023 and July 18-19, 2023, the Board considered presentations made by the Adviser and materials provided by American Century concerning a proposed new investment sub-advisory arrangement (the “New Sub-Advisory Agreement”) for the Fund, and changes to the Fund’s investment objective, strategy and policies, performance benchmark, and name. These changes collectively are referred to herein as the “Fund Restructuring”.

The Fund currently operates as a “target date fund-of-funds” and is managed to target 2060 as the specific year of planned retirement. The Fund currently invests substantially all of its assets in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) that, in turn, invest primarily in securities, rather than investing directly in securities and other financial instruments. Under the Fund’s current structure, the Fund’s asset mix is designed to gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The gradual shift in the Fund’s asset mix is commonly referred to as the “glide path.” Because the Fund’s target date is many years in the future, the Fund’s asset mix is currently (and, based on the glide path, at least through 2050 is expected to be) comprised largely of Underlying ETFs that emphasize investments in equity securities. The Fund Restructuring would change the target date fund-of-funds strategy and glide path to a U.S. large capitalization growth strategy implemented by a new sub-adviser, American Century, acting through its division Avantis Investors®. The restructured Fund would provide existing shareholders with substantially similar domestic equity exposure as the Fund provides currently.

The Adviser explained that if the Fund’s shareholders approve the New Sub-Advisory Agreement, it is anticipated that the appointment of American Century as the Fund’s new sub-adviser would occur by the end of the first quarter of 2024. The Adviser noted that, at that time, the Fund’s name would be changed to the 1290 Avantis® U.S. Large Cap Growth Fund (the “Restructured Fund”); the Fund would change from a target date fund-of-funds structure to a sub-advised structure; and the Fund’s investment objective and performance benchmark would be changed. The approval of the New Sub-Advisory Agreement and the appointment of American Century as sub-adviser to the Fund will not result in any change to the investment advisory fee paid by the Fund to the Adviser. The Adviser (and not the Restructured Fund) will be responsible for the payment of the sub-advisory fee to American Century out of the investment advisory fee paid by the Fund to the Adviser.

The Adviser noted that, although the Restructured Fund would no longer be operated as a target date fund-of-funds, the Restructured Fund, like the Fund, would continue to have significant exposure to large capitalization domestic equity investments and the risks associated with these investments. The proposed changes to the investment strategy also would subject the Fund and its shareholders to certain additional risks, as described in greater detail below. Below is a summary comparison of the principal investment strategies of the Fund and the Restructured Fund:

•

The Fund currently operates under a target date fund-of-funds structure. The Fund currently seeks to achieve its investment objective by investing in Underlying ETFs that represent a variety of asset classes.

The Fund is managed to target 2060 as the specific year of planned retirement (the “retirement year” or “target year”). In general, the Fund’s asset mix is designed to gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The Fund’s asset mix is designed to become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable. The Fund is structured to maintain significant allocations to equities both prior to and after the target year and generally would be expected to reach its most conservative allocation 10 years after the target year.

The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments).

The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Proxy Statement.

Approximate Number of Years Before/After Retirement Year	37 Years Before	35 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	69%	67%	60%	52%	50%	42%	35%	30%	15%
International Equity	29%	28%	25%	23%	20%	18%	15%	10%	5%
Fixed Income	2%	5%	15%	25%	30%	40%	50%	60%	80%

As of May 31, 2023, the Fund had a large capitalization domestic equity allocation of approximately 57%.

The Fund currently operates as a diversified fund under the 1940 Act.

•	In contrast to the Fund, the Restructured Fund would invest directly in equity securities. The Restructured Fund would seek to achieve its investment objective by, under normal market conditions, investing at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization U.S. companies (or other financial instruments that derive their value from the securities of such companies). For the Restructured Fund, large capitalization companies are those companies with market capitalizations at least as large as the smallest company in the Russell 1000® Index (a widely used benchmark of the largest domestic stocks) or companies included in the Russell 1000® Growth Index (a widely used benchmark of the largest domestic growth stocks). Though market capitalizations will change from time to time, as of May 31, 2023, the market capitalization of the smallest company in the Russell 1000® Index was approximately $125.3 million. To determine whether a company is a U.S. company, American Century will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the company’s principal trading market is located, the country in which the company was legally organized, and whether the company is in the Russell 1000® Index.

The Restructured Fund will invest primarily in common stocks issued by large capitalization U.S. companies. The Restructured Fund will seek to invest in securities of growth companies commonly identified by their relatively low book/price ratio or by their membership in the Russell 1000® Growth Index and that American Century expects to have higher returns. Unlike the Fund, the Restructured Fund would not have exposure currently to international equity securities (or, gradually and increasingly over time, to fixed income investments) as part of its principal investment strategy.

If the Fund’s shareholders approve Proposal 3 (described below), the Restructured Fund will be non-diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

Both the current investment strategy of the Fund and the proposed investment strategy of the Restructured Fund, as well as the principal risks of the Restructured Fund, are described in greater detail below.

Proposal 2

The Adviser believes that the Fund Restructuring, if implemented, will benefit investors in the Fund. The Restructured Fund would provide existing shareholders with substantially similar domestic equity exposure as the Fund provides currently. The Fund Restructuring would provide investors with the benefit of having American Century as the sub-adviser to the Restructured Fund, including obtaining access to American Century’s investment strategy and industry experience and expertise. American Century currently serves as investment sub-adviser for series of EQ Advisors Trust, which is a separate investment company that is advised by an affiliate of the Adviser and overseen by the same Board of Trustees as the Trust. Subject to shareholder approval of the proposal, American Century would manage the Restructured Fund using its U.S. large capitalization growth investment strategy. Although American Century currently serves as investment sub-adviser for series of EQ Advisors Trust, it does not currently manage any series of EQ Advisors Trust using the investment strategy being proposed for the Restructured Fund. While the Adviser believes that the Fund’s investment performance employing the fund-of-funds strategy has been satisfactory, the Fund has failed to gather assets, and it is expected that the addition of American Century as a sub-adviser will improve the Fund’s ability to do so and thus increase the Fund’s viability. The Adviser also believes that the factors that differentiate the Restructured Fund from the Fund and many of the Trust’s other options would enhance the range of investment options for investors. The Adviser believes that the Fund Restructuring is in the best interests of investors in the Fund. There can be no assurance that the Fund will realize the anticipated benefits of the Fund Restructuring.

The Adviser will continue to provide or oversee the provision of all investment advisory, portfolio management and administrative services to the Fund. The Adviser will also have supervisory responsibility for the management and investment of the Fund’s assets and will develop the investment objective and investment policies for the Fund. In addition, the Adviser will be responsible for the oversight of American Century. The Adviser will play an active role in monitoring the Fund and American Century and will monitor American Century’s portfolio management team to determine whether its investment activity remains consistent with the Fund’s investment style and objective.

Because the Restructured Fund, unlike the Fund, will implement its investment strategy primarily through the direct purchase and sale of equity securities, American Century will be responsible for security selection of the Restructured Fund. The Adviser believes that the sub-advisory fee rate for American Century reflects the operational and investment management responsibilities and corresponding costs to be incurred by American Century.

It is currently expected that, in connection with the Fund Restructuring, the Fund will liquidate substantially all of its portfolio holdings (i.e., the shares of the Underlying ETFs in which it invests) and hold cash, and the Restructured Fund will use the cash to invest in securities that are consistent with its investment objective and principal investment strategy. The sale of portfolio holdings by the Fund could result in its selling securities at a disadvantageous time and price and could result in its incurring transaction costs that would not otherwise have been incurred and realizing gains (or losses) that would not otherwise have been realized. The portion of the Fund’s portfolio holdings that ultimately will be liquidated in connection with the Fund Restructuring will depend on market conditions and on American Century’s assessment of the compatibility of those holdings with the Restructured Fund’s investment objective and principal investment strategy. Based on current assumptions, the Adviser estimates that the portfolio transaction costs of the Fund Restructuring would be approximately $1,600 (or approximately 0.02% of the Fund’s average daily net assets). The repositioning of the Fund’s portfolio holdings may result in higher taxes when Fund shares are held in a taxable account. The tax impact of the sale of such portfolio holdings will depend on the difference between the price at which such securities are sold and the

Fund’s tax basis in such securities. Based on current assumptions, the Adviser estimates that, as of June 30, 2023, the Fund would recognize approximately $996,900 in realized capital gains (approximately $2.16 per share). These amounts are estimates and the actual amounts may be materially higher or lower depending on the factors outlined above. The Adviser intends to implement the Fund Restructuring in a manner that would minimize such portfolio transaction costs and potential tax implications, to the extent practicable, and believes that such costs and tax implications would be reasonable in relation to the anticipated benefits of the Fund Restructuring. Shareholders should consult with their own tax advisor concerning their particular tax situation. The Adviser anticipates that the tax impact to shareholders in the Fund will be limited because the Adviser estimates that, as of June 30, 2023, less than 1% of the shares of the Fund were held by retail investors in taxable accounts.

After considering all relevant factors, including the explanation and rationale provided by the Adviser and the enhancements that would be reflected in the Restructured Fund, the Board, acting in the exercise of its business judgment, unanimously approved the Fund Restructuring, the calling of a shareholder meeting, and the submission of the proposal to shareholders. Implementation of the proposed changes is subject to receipt of the required shareholder approval with respect to the New Sub-Advisory Agreement. A copy of the New Sub-Advisory Agreement is attached as Exhibit E hereto.

If shareholders do not approve the proposed New Sub-Advisory Agreement, then the retention of American Century as sub-adviser for the Fund and the proposed changes to the Fund’s investment objective, strategy and policies, performance benchmark, and name would not go into effect. Instead, the Fund would continue to operate as a target date fund-of-funds in accordance with its current investment objective and strategy. In that event, the Board may further consider other alternatives for the Fund, such as liquidating the Fund or reorganizing the Fund into another investment company.

Current Investment Objective and Principal Investment Strategy of the Fund

The current investment objective of the Fund is to seek the highest total return over time consistent with its asset mix while managing portfolio volatility; total return includes capital growth and income. The Fund’s investment objective and principal investment strategy are non-fundamental, which means they may be changed by the Board without shareholder approval. No assurance can be given that the Fund will achieve its investment objective.

The Fund currently operates as a target date fund-of-funds. The Fund currently seeks to achieve its investment objective by investing in Underlying ETFs that represent a variety of asset classes. The Fund is managed to target 2060 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of an investor’s age or the target year. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.

The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser.

The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus. The Fund’s target allocation is measured with reference to the principal investment strategies of the Underlying ETFs; actual exposure to equity securities and fixed income securities will vary from the target allocation if an Underlying ETF is not substantially invested in accordance with its principal investment strategies.

Approximate Number of Years Before/After Retirement Year	37 Years Before	35 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	69%	67%	60%	52%	50%	42%	35%	30%	15%
International Equity	29%	28%	25%	23%	20%	18%	15%	10%	5%
Fixed Income	2%	5%	15%	25%	30%	40%	50%	60%	80%

The following chart shows the Fund’s glide path and illustrates how the asset mix of the Fund will change over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The asset mix of the Fund will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable.

The Adviser establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities. The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it seeks to track. Underlying ETFs also may be actively managed.

The Fund currently operates as a “diversified” fund under the 1940 Act. Under the 1940 Act, a “diversified” fund cannot become “non-diversified” unless shareholders approve the change.

If shareholders do not approve the proposed New Sub-Advisory Agreement, then the retention of American Century as sub-adviser for the Fund and the proposed changes to the Fund’s investment objective, strategy and policies, performance benchmark, and name (as described below) would not go into effect.

Description of the Proposed Fund Restructuring

Description of Investment Objective Change. The current investment objective of the Fund is to seek the highest total return over time consistent with its asset mix while managing portfolio volatility; total return includes capital growth and income. The proposed investment objective of the Restructured Fund is to seek to provide long-term growth of capital. Like the Fund’s current investment objective, the Restructured Fund’s investment objective and principal investment strategy are non-fundamental, which means they may be changed by the Board without shareholder approval. No assurance can be given that the Restructured Fund will achieve its investment objective.

Description of Principal Investment Strategy Changes. The Fund currently operates as a “target date fund-of-funds” and is managed to target 2060 as the specific year of planned retirement. The Fund Restructuring would change the target date fund-of-funds strategy and glide path to a U.S. large capitalization growth strategy implemented by American Century.

Following the Fund Restructuring, the Restructured Fund would seek to achieve its investment objective by, under normal market conditions, investing at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization U.S. companies (or other financial instruments that derive their value from the securities of such companies). For the Restructured Fund, large capitalization companies are those companies with market capitalizations at least as large as the smallest company in the Russell 1000® Index (a widely used benchmark of the largest domestic stocks) or companies included in the Russell 1000® Growth Index (a widely used benchmark of the largest domestic growth stocks). Though market capitalizations will change from time to time, as of May 31, 2023, the market capitalization of the smallest company in the Russell 1000® Index was approximately $125.3 million. To determine whether a company is a U.S. company, American Century will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the company’s principal trading market is located, the country in which the company was legally organized, and whether the company is in the Russell 1000® Index.

The Restructured Fund will invest primarily in common stocks issued by large capitalization U.S. companies. The Restructured Fund will seek to invest in securities of growth companies commonly identified by their relatively low book/price ratio or by their membership in the Russell 1000® Growth Index and that American Century expects to have higher returns. The Restructured Fund normally invests across a range of market sectors and industry groups. The Restructured Fund seeks securities of companies that American Century expects to have higher returns by placing an enhanced emphasis on securities of companies with more attractive profitability and valuation characteristics. Conversely, the Restructured Fund seeks to deemphasize or exclude securities that American Century expects to have lower returns, such as securities of companies with less attractive profitability and valuation characteristics. To identify companies with more attractive profitability and valuation characteristics, American Century uses reported and/or estimated company financials and market data including, but not limited to, shares outstanding, book value and its components, cash flows from operations, and accruals. American Century defines “profitability” mainly as adjusted cash from operations to book value ratio (though other ratios may be considered). American Century defines “valuation characteristics” mainly as adjusted book/price ratio (though other price to fundamentals ratios may be considered). American Century may also consider other factors when selecting a security, including its industry classification, its past performance relative to other eligible securities, its liquidity, its float, and tax, governance or cost considerations, among other factors. To determine the weight of a security within the portfolio, American Century uses the market capitalization of the security relative to that of other eligible securities as a baseline and then overweights or underweights the security based on American Century’s consideration of the characteristics described above. American Century may deemphasize or dispose of a security if it no longer has the desired market capitalization, profitability, or valuation characteristics. When determining whether to deemphasize or dispose of a security, American Century will also consider, among other things, relative past performance, costs, and taxes. American Century will review the criteria for inclusion in the portfolio on a regular basis to maintain a focus on the desired set of large capitalization U.S. companies.

American Century continually analyzes market and financial data to make buy, sell, and hold decisions. When buying or selling a security, American Century may consider the trade-off between expected returns of the security and implementation or tax costs of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, and enhance Restructured Fund performance.

If the Fund’s shareholders approve Proposal 3 (described below), the Restructured Fund will be non-diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

Description of Performance Benchmark Changes. The proposed changes to the Fund’s performance benchmark are summarized below.

Current Performance Benchmark	Proposed Performance Benchmarks

S&P Target Date 2060+ Index	S&P 500® Index
Russell 1000® Growth Index

The proposed performance benchmarks for the Restructured Fund better reflect the investment strategy of the Restructured Fund and the asset class in which the Restructured Fund would invest.

Principal Risks of Investing in the Restructured Fund. Although the Restructured Fund would continue to have significant exposure to large capitalization domestic equity investments and the risks associated with these investments, the proposed changes to the investment strategy would subject the Fund and its shareholders to certain additional risks. The risks identified below are the principal risks of investing in the Restructured Fund. Risks that are principal risks of investing in the Restructured Fund, but that are not considered to be principal risks of investing in the Fund, are indicated with an asterisk (*) in the following list.

An investment in the Restructured Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Restructured Fund. There can be no assurance that the Restructured Fund will achieve its investment objective.

The following risks can negatively affect the Restructured Fund’s performance. The most significant risks as of the date of this Proxy Statement are presented first, followed by additional principal risks in alphabetical order.

Market Risk — The Restructured Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Restructured Fund performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in the financial condition of a single issuer can impact a market as a whole.

Geopolitical events, including terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Restructured Fund. The value and liquidity of the Restructured Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Restructured Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

The U.S. Federal Reserve (“Fed”) has invested or otherwise made available substantial amounts of money to keep credit flowing through short-term money markets and has signaled that it will continue to adjust its operations as appropriate to support short-term money markets. Amid these efforts, concerns about the markets’ dependence on the Fed’s provision of liquidity have grown. Policy changes by the U.S. government and/or the Fed and political and other events within the United States could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of, or a default on, U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Restructured Fund may experience a significant or complete loss on its investment in an equity security. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

*Newly Repositioned Fund Risk — The Restructured Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Restructured Fund will grow to or maintain an economically viable size, which could result in the Restructured Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

*Investment Style Risk — The Restructured Fund may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best re-

sults over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Restructured Fund, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Restructured Fund’s share price.

Portfolio Management Risk — The Restructured Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Restructured Fund. In addition, many processes used in fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Restructured Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Restructured Fund.

Large Transaction Risk — A significant percentage of the Restructured Fund’s shares may be owned or controlled by the Adviser and its affiliates, other Funds advised by the Adviser (including funds of funds), or other large shareholders. Accordingly, the Restructured Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Restructured Fund’s net asset value and performance.

*Portfolio Turnover Risk — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Restructured Fund, which may result in higher fund expenses and lower total return.

*Sector Risk — From time to time, based on market or economic conditions, the Restructured Fund may have significant positions in one or more sectors of the market. To the extent the Restructured Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

In addition, if the Fund’s shareholders approve Proposal 3 (described below), the Restructured Fund would be subject to “Non-Diversified Fund Risk”:

*Non-Diversified Fund Risk — The Restructured Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Restructured Fund’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Information about the New Sub-Adviser

American Century is a corporation organized in the State of Delaware. American Century is a wholly owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease. As of May 31, 2023, American Century had approximately $208.9 billion in assets under management. The principal office of American Century is located at 4500 Main Street, Kansas City, Missouri 64111. Avantis Investors® is a division of American Century.

Set forth below are the names, titles and principal occupations of the principal executive officers of American Century. The address of each individual is 4500 Main Street, Kansas City, Missouri 64111. None of the officers of American Century are also officers or directors of the Adviser.

Name	Title/Responsibilities
Victor Zhang	President, Chief Executive Officer, Chief Investment Officer and Director

Patrick Bannigan	Chief Financial Officer, Chief Accounting Officer, Vice President, Director and Treasurer

Amy Shelton	Chief Compliance Officer

Cleo Chang	Senior Vice President and Director

John Pak	Senior Vice President and General Counsel

None of the officers or trustees of the Trust are officers, employees, directors or shareholders of American Century. None of the officers or trustees of the Trust own securities or have any other material investment in American Century.

For its services to the Restructured Fund, American Century would receive a sub-advisory fee at the annual rate of 0.13% of the Restructured Fund’s average daily net assets. The Adviser (and not the Restructured Fund) is responsible for the payment of the sub-advisory fee to American Century.

Portfolio Managers for the Restructured Fund

The Restructured Fund will be managed by a team of portfolio managers and other investment professionals.

Information about the members of the Adviser’s team who will be jointly and primarily responsible for the selection, monitoring and oversight of the Restructured Fund’s sub-adviser is as follows:

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of the Adviser since June 2022, as Executive Vice President and Chief Investment Officer of EIM since June 2012, and as Signatory Officer of Equitable Financial since November 2021. He has been an employee of Equitable Financial since 1999.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since June 2022 and as Senior Vice President and Deputy Chief Investment Officer of EIM since June 2012. He has been an employee of Equitable Financial since 1999.

Information about the portfolio managers of American Century who will be jointly and primarily responsible for the securities selection, research and trading for the Restructured Fund is as follows:

Eduardo Repetto, Ph.D., Chief Investment Officer of Avantis Investors, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served in investment management roles at Dimensional Fund Advisors (“DFA”) from 2000 to 2017, including as co-chief executive officer from 2010 to 2017, co-chief investment officer from 2014 to 2017 and chief investment officer from 2007 to 2014. He has a Diploma de Honor in civil engineering from the Universidad de Buenos Aires, a master’s degree in engineering from Brown University and a Ph.D. in aeronautics from the California Institute of Technology.

Mitchell Firestein, Senior Portfolio Manager, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served in investment management roles at DFA from 2005 to 2019, including as a senior portfolio manager and vice president in 2019 and as a portfolio manager from 2014 to 2018. He has a bachelor’s degree in finance and management from Tulane University.

Daniel Ong, Senior Portfolio Manager, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served as a senior portfolio manager and vice president at DFA from 2005 to 2019. He has a bachelor’s degree in economics from the University of California, Irvine and an MBA in finance and accounting from the University of Chicago Booth School of Business. He is a CFA charterholder.

Ted Randall, Senior Portfolio Manager, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he was president and founder of Pro-Value Construction Services, Inc. from 2016 to 2018. From 2001 to 2015, he served in investment management roles at DFA, including as a portfolio manager and vice president from 2008 to 2015. He has a bachelor’s degree in business administration with a concentration in finance from the University of Southern California and a master’s degree in business administration from the Anderson School of Management at the University of California, Los Angeles.

Matthew Dubin, portfolio manager, joined Avantis Investors in 2021 and brings several years of experience in asset management from his time at DFA. At DFA, Matthew was an investment associate, and in this role he managed multiple International, Emerging Market, and Global REIT portfolios. He holds a Bachelor of Business Administration with a concentration in finance from The University of Michigan’s Ross School of Business.

Similar Funds Advised by American Century, acting through its division Avantis Investors®

The following table lists the names of another mutual fund and an ETF advised by American Century with investment objectives similar to the investment objective of the Restructured Fund and equity strategies focused on large capitalization U.S. stocks. The table sets forth the rate of compensation for American Century for its advisory services to such mutual fund and ETF and the net assets of such mutual fund and ETF.

Name of Fund/ETF	Net Assets as of May 31, 2023 (in millions)	Advisory Fee Rate (as a percentage of average daily net assets)
Avantis U.S. Large Cap Value Fund	$108.7	0.15%
Avantis U.S. Large Cap Value ETF	$1,080.3	0.15%

The terms of the New Sub-Advisory Agreement between the Adviser and American Century with respect to the Restructured Fund are substantially similar to the terms of the investment sub-advisory agreement between Equitable Investment Management Group, LLC, an affiliate of the Adviser, and American Century with respect to series of EQ Advisors Trust, another investment company that is affiliated with the Trust, except as to the effective date, the name of the trust, the names of the series covered by the agreements, and the sub-advisory fee schedules. Pursuant to the New Sub-Advisory Agreement, American Century will be appointed by the Adviser to act as investment sub-adviser for the Restructured Fund and to implement the Restructured Fund’s strategy, subject to the direction, control and oversight of the Adviser and the Board. If approved, the New Sub-Advisory Agreement will remain in effect for an initial two-year term and thereafter only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Sub-Advisory Agreement can be terminated with respect to the Restructured Fund at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Restructured Fund, on sixty (60) days’ written notice to the Adviser and American Century, or by the Adviser or American Century on sixty (60) days’ written notice to the Trust and the other party. The New Sub-Advisory Agreement also terminates automatically in the event of its “assignment” (as defined in the 1940 Act) or in the event that the Investment Advisory Agreement between the Adviser and the Trust terminates for any reason. The Adviser (and not the Restructured Fund) is responsible for the payment of the sub-advisory fee to American Century. The appointment of American Century will not result in a change in the investment advisory fee paid by the Fund to the Adviser.

The New Sub-Advisory Agreement generally provides that American Century will not be liable for any losses, claims, damages, liabilities or litigation incurred by the Restructured Fund, the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by American Century, except that nothing in the New Sub-Advisory Agreement limits the liability of American Century for any losses, claims, damages, liabilities or litigation arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of American Century in the performance of any of its duties or obligations thereunder or (ii) any untrue statement of a material fact contained in the Prospectus, Statement of Additional Information, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Restructured Fund, the Trust or the Adviser, or the omission to state therein a material fact known to American Century which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by American Century to the Adviser or the Trust.

Matters Considered by the Board

At the meeting held on July 18-19, 2023, the Board, including the Independent Trustees, considered and unanimously approved the New Sub-Advisory Agreement between the Adviser and American Century with respect to the Fund. The Board also determined to recommend that shareholders of the Fund approve the New Sub-Advisory Agreement. In connection with its approval of the New Sub-Advisory Agreement, the Board also approved the Adviser’s proposed restructuring of the Fund, involving the changes to the Fund’s investment objective, strategy and policies, performance benchmark, and name described in this Proposal.

The Board noted that the Fund currently operates as a “target date fund-of-funds,” is managed to target 2060 as the specific year of planned retirement, and currently invests substantially all of its assets in Underlying ETFs that, in turn, invest primarily in securities, rather than investing directly in securities and other financial instruments. The Board also noted that, because the Fund’s target date is many years in the future, the Fund’s asset mix is currently comprised largely of Underlying ETFs that emphasize investments in equity securities. The Board noted that, subject to shareholder approval of the New Sub-Advisory Agreement, American Century would be appointed as the sub-adviser for the Fund; the Fund’s current strategy and glide path would be changed to a U.S. large capitalization growth strategy implemented by American Century (acting through its division Avantis Investors®) pursuant to which the Fund would invest directly in domestic equity securities; the Fund’s name would be changed to “1290 Avantis® U.S. Large Cap Growth Fund”; the Fund’s investment objective would be changed so that the Fund would seek to provide long-term growth of capital; and the Fund’s current performance benchmark (i.e., the S&P Target Date 2060+) would be replaced with the S&P 500® Index as a primary benchmark and the Russell 1000® Growth Index as a secondary benchmark. The Board also noted that the approval of the New Sub-Advisory Agreement and the appointment of American Century as sub-adviser to the Fund would not result in any change to the investment advisory fee paid by the Fund to the Adviser. The Board also considered the estimated portfolio transaction costs of the Fund Restructuring and noted that the Adviser intends to implement the Fund Restructuring in a manner that would minimize such costs and that the Adviser believes that such costs would be reasonable in relation to the anticipated benefits of the Fund Restructuring. The Board also considered that the repositioning of the Fund’s portfolio holdings in connection with the Fund Restructuring may result in higher taxes when shareholders hold Fund shares in a taxable account and considered the Adviser’s estimate of the capital gains that would be realized upon the sale of the Fund’s portfolio holdings. The Board further noted that if shareholders do not approve the New Sub-Advisory Agreement, then the retention of American Century as the sub-adviser for the Fund and the Adviser’s proposed changes to the Fund’s investment objective, strategy and policies, performance benchmark, and name would not go into effect. Instead, the Fund would continue to operate as a target date fund-of-funds in accordance with its current investment objective and strategy.

At that same meeting, the Board, including the Independent Trustees, also considered and unanimously approved a change in the Fund’s classification from diversified to non-diversified under the 1940 Act and determined to recommend that shareholders of the Fund approve the change in the Fund’s classification. The Board considered the Adviser’s belief that changing the Fund’s classification would give the Adviser and American Century more flexibility in implementing the Fund’s investment strategies, as restructured.

The Board also considered that, in connection with the Fund Restructuring, the Restructured Fund would continue to provide existing shareholders with substantially similar domestic equity exposure as the Fund currently provides. The Board noted that the proposed Fund Restructuring was based on the Adviser’s belief that the Fund, as currently structured, has failed to attract sufficient interest from investors, has not achieved sufficient scale to operate with a sustainable asset base, and has limited prospects for future growth and would have better prospects for future growth as a restructured fund pursuing a U.S. large capitalization growth strategy.

The Board also noted that American Century currently serves as a sub-adviser with respect to two series of EQ Advisors Trust, an affiliated investment company of the Trust for which Equitable Investment Management Group, LLC (“EIMG”), an affiliate of the Adviser, serves as investment adviser and the Adviser serves as administrator and for which all of the Board members currently serve on the Board of Trustees. The Board also considered its conclusions, in its capacity as the Board of Trustees of EQ Advisors Trust, in connection with its prior approval of the investment sub-advisory agreement between EIMG and American Century with respect to the series of EQ Advisors Trust, including its satisfaction with the nature and quality of services being provided to the series of EQ Advisors Trust by American Century. In reaching its decision to approve the New Sub-Advisory Agreement with respect to the Fund at the July 18-19, 2023 meeting, the Board also noted that, in its capacity as the Board of Trustees of EQ Advisors Trust, it was conducting its annual review of, and considering the renewal of, the investment sub-advisory agreement between EIMG and American Century with respect to the series of EQ Advisors Trust at that same meeting.

In reaching its decision to approve the New Sub-Advisory Agreement, the Board considered the overall fairness of the New Sub-Advisory Agreement and whether the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to the Fund and the New Sub-Advisory Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by American Century; (2) comparative performance information; (3) the level of the proposed sub-advisory fee relative to fees of comparable funds; (4) the estimated impact of the proposed appointment of American Century on the profitability realized by the Adviser and its affiliates; (5) economies of scale that may be realized by the Fund; and (6) “fall out” benefits that may accrue to American Century and its affiliates (i.e., indirect benefits that American Century or its affiliates would not receive but for the relationship with the Fund). The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry). The Board also considered possible alternatives to the Fund Restructuring, including liquidating the Fund and the potential benefits and detriments of maintaining the current structure. In considering the New Sub-Advisory Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account information requested by the Independent Trustees and prepared by the Adviser and American Century, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees prior to and during the meeting. The Board also took into account information, including information relating to American Century, provided to the Trustees, including in their capacities as Trustees of EQ Advisors Trust, at prior Board meetings, including a preliminary presentation of the proposal at a Board meeting held on April 19-20, 2023. The information provided to the Trustees described, among other things, the Restructured Fund’s investment strategies and risks, and the services to be provided by American Century, as well as American Century’s investment personnel, proposed sub-advisory fee, performance information, and other matters. The Board considered that the Adviser had conducted extensive due diligence on American Century from an investment management, operational and compliance perspective, and the Board had received materials including the Adviser’s due diligence questionnaire indicating American Century’s responses to the Adviser’s due diligence questions. The Board also noted the Adviser’s familiarity with American Century’s operational and compliance structure as American Century currently serves as a sub-adviser with respect to two series of EQ Advisors Trust, as noted above. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the New Sub-Advisory Agreement and the information provided. The Independent Trustees also met in advance of, and in executive session during, the meeting to discuss the New Sub-Advisory Agreement and review the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the New Sub-Advisory Agreement. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the New Sub-Advisory Agreement and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the New Sub-Advisory Agreement.

In approving the New Sub-Advisory Agreement, each Trustee, including the Independent Trustees, after considering all factors they deemed relevant, reached a determination, with the assistance of Independent Trustees’ counsel and fund counsel and through the exercise of their own business judgment, that the proposed sub-advisory fee was fair and reasonable and that the approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to approve the New Sub-Advisory Agreement.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Fund and its shareholders by American Century. In addition to the investment performance and expense information discussed below, the Board considered American Century’s responsibilities with respect to the Fund pursuant to the New Sub-Advisory Agreement. The Board considered that, subject to the oversight of the Adviser, American Century would be responsible for making investment decisions for the Fund; placing with brokers or dealers orders for the purchase and sale of investments for the Fund; and performing certain related administrative functions. The Board also considered information regarding American Century’s process for selecting investments for the Fund, as well as information regarding the qualifications and experience of American Century’s portfolio managers who would provide services to the Fund. The Board also considered the Adviser’s familiarity with, and confidence in, American Century, and the results of the Adviser’s due diligence. The Board also considered information regarding American Century’s procedures for executing portfolio transactions for the Fund and American Century’s policies and procedures for selecting brokers and dealers. In addition, the Board considered information regarding American Century’s trading experience and how American Century would seek to achieve “best execution” on behalf of the Fund. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by American Century also was based, in part, on the Board members’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with American Century serving as a sub-adviser for two series of EQ Advisors Trust, as noted above, and on periodic reports provided to the Board regarding the services provided by American Century to those series.

The Board also considered that the Trust’s compliance team had performed due diligence on American Century from an operational and compliance perspective, noting the Adviser’s familiarity with American Century’s operational and compliance structure as American Century currently serves as a sub-adviser with respect to two series of EQ Advisors Trust, as noted above. The Board also considered the Trust’s Chief Compliance Officer’s evaluation of American Century’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards, including in connection with the Board’s renewal of the investment sub-advisory agreement between EIMG and American Century with respect to the aforementioned series of EQ Advisors Trust at the July 18-19, 2023 meeting. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving American Century and reviewed information regarding American Century’s financial condition and history of operations and potential conflicts of interest in managing the Fund.

The Board also received and reviewed information regarding the performance of the Fund operating as a fund-of-funds relative to the hypothetical performance of American Century’s U.S. large capitalization growth strategy and as compared to the Restructured Fund’s performance benchmarks for various periods, as well as information regarding American Century’s methodology for calculating the hypothetical performance. The Board noted that, although American Century did not currently manage accounts with the Restructured Fund’s specific strategy, American Century has significant experience managing large capitalization investment strategies, and the Board also considered information regarding American Century’s performance managing proprietary mutual funds using active U.S. equity strategies, including active U.S. large capitalization strategies. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered American Century’s expertise, resources, proposed investment strategy, and personnel for advising the Fund.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by American Century were appropriate for the Fund in light of its proposed investment objective and, thus, supported a decision to approve the New Sub-Advisory Agreement.

Expenses. The Board considered the proposed sub-advisory fee for American Century in light of the nature, quality and extent of the overall services to be provided by American Century. In addition, the Board considered the relative level of the sub-advisory fee to be paid to American Century and the advisory fee to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by American Century. In this regard, the Board noted that the approval of the New Sub-Advisory Agreement and the appointment of American Century as sub-adviser to the Fund would not result in any change to the investment advisory fee paid by the Fund to the Adviser. The Board also noted that the approval of the New Sub-Advisory Agreement and the appointment of American Century is expected to have no material impact on the Adviser’s overall profitability (as discussed below) at the Fund’s current asset levels.

The Board also considered the proposed sub-advisory fee rate in light of the fee rates that American Century charges under advisory agreements with other mutual funds that utilize a large capitalization equity investment strategy. The Board further noted that the Adviser, and not the Restructured Fund, would pay American Century and that the proposed sub-advisory fee was negotiated between American Century and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fee agreed upon with American Century is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined that the proposed sub-advisory fee for American Century is fair and reasonable.

The Board also considered information provided by the Adviser comparing the advisory fee rate and expense ratio for the Fund to the advisory fee rates and expense ratios for mutual funds comparable to the Restructured Fund, including information compiled with data from Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its and its affiliates’ advisory, administrative and other fees so that the Fund’s net expense ratios will not exceed certain levels as currently set forth in the Fund’s prospectus (i.e., the Fund’s existing expense caps) and that, although the Adviser was not proposing to change the Fund’s existing expense caps in connection with the Fund Restructuring, the Adviser was proposing to continue the existing expense caps for an additional one-year period, through April 30, 2025. The Board also noted that the Fund would incur portfolio transaction costs in connection with the Fund Restructuring and that such costs were expected to be reasonable when taking into account the anticipated benefits of the restructuring. The Board further noted that the Adviser had agreed to bear the expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreement that exceed the Fund’s existing expense caps and that the Fund is currently operating at its expense caps.

Profitability and Costs. The Board also considered the estimated impact of the Fund Restructuring on the profitability of the Adviser. In this regard, the Board noted that the proposed sub-advisory fee is expected to have no material impact on the Adviser’s overall profitability at the Fund’s current asset levels and a positive impact on the Adviser’s overall profitability at the Restructured Fund’s assets at scale, assuming future growth. The Board acknowledged that, because American Century’s fee would be paid by the Adviser, the Adviser is incentivized to negotiate a favorable fee. The Adviser also advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the New Sub-Advisory Agreement. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee to be paid to American Century is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and American Century based on the particular circumstances for each of them. The Board noted again that American Century’s fee would be paid by the Adviser and not the Fund and that many responsibilities related to the advisory function are retained by the Adviser. In light of all the factors considered, the Board determined that the anticipated profitability to the Adviser remained within the reasonable range of profitability levels previously reported.

Economies of Scale. The Board also considered whether economies of scale would be realized as the Restructured Fund grows larger and the extent to which this is reflected in the proposed sub-advisory fee rate. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted American Century’s explanation that the proposed sub-advisory fee rate reflects economies of scale through competitive pricing.

The Board considered these factors, and the relationship they bear to the fee structure charged to the Fund by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Restructured Fund.

Fall-Out and Other Benefits. The Board also considered possible fall-out benefits and other types of benefits that may accrue to American Century, including the following. The Board noted that American Century currently serves as a sub-adviser with respect to two series of EQ Advisors Trust, as noted above, and receives sub-advisory fees with respect to those series. The Board also noted that American Century may benefit from greater exposure in the marketplace with respect to its investment process and from expanding its level of assets under management, and that American Century may derive benefits from its association with the Adviser. Based on its review, the Board determined that any fall-out benefits and other types of benefits that may accrue to American Century are fair and reasonable.

Implementation

If the Fund’s shareholders approve the New Sub-Advisory Agreement, it is anticipated that the appointment of American Century as the Fund’s new sub-adviser would occur by the end of the first quarter of 2024. The implementation of Proposal 2, if approved by shareholders, is not contingent upon the approval of any other Proposal by shareholders of the Fund.

If shareholders do not approve the proposed New Sub-Advisory Agreement, then the retention of American Century as sub-adviser for the Fund and the proposed changes to the Fund’s investment objective, strategy and policies, performance benchmark, and name would not go into effect. Instead, the Fund would continue to operate as a target date fund-of-funds in accordance with its current investment objective and strategy. In that event, the Board may further consider other alternatives for the Fund, such as liquidating the Fund or reorganizing the Fund into another investment company.

Please note that if the Fund’s shareholders approval Proposal 4 (described below), then shareholders would not be required to approve the selection of any new or additional unaffiliated investment sub-advisers for the Fund.

Required Vote for Proposal 2

Only the shareholders of the 1290 Retirement 2060 Fund will vote on the approval of Proposal 2. Approval of Proposal 2 will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 2, “voting securities” refers to the shares of the Fund.

The current Trustees of the Trust recommend that the shareholders of the 1290 Retirement 2060 Fund vote “FOR” Proposal 2.

PROPOSAL 3: APPROVAL TO CHANGE THE 1290 RETIREMENT 2060 FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND.

Background on the Proposal

In connection with the Adviser’s recommendation that the Board appoint American Century as sub-adviser to the 1290 Retirement 2060 Fund (as described in Proposal 2), the Adviser also recommended to the Board that the 1290 Retirement 2060 Fund change its classification from diversified to non-diversified, subject to shareholder approval. Shareholder approval of this change would enable the Fund to invest larger percentages of its assets in the securities of a single issuer. The Adviser believes that the proposed change would provide the Fund (as proposed to be restructured) with increased flexibility to respond to future investment opportunities. Investing a larger percentage of the Fund’s assets in any one issuer carries certain risks, as described below.

Since its inception, the Fund has operated as a “diversified” fund, as defined in the 1940 Act. A diversified fund is limited as to the amount it may invest in any single issuer. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings.

Proposal 3

Shareholder approval of the proposal would enable the Fund (as proposed to be restructured) to operate as a “non-diversified” fund. As a non-diversified fund, the percentage of the Fund’s assets invested in any single issuer would not be limited by the 1940 Act. The Fund would be able to invest larger percentages of its assets in the securities of a single issuer — potentially as much as 25% in one issuer, and potentially as much as 25% in a second issuer.

The Adviser believes that changing the Fund from a diversified fund to a non-diversified fund would give the Adviser and American Century more flexibility in implementing the Fund’s investment strategies, as restructured. The change would enable American Century to focus the Fund’s investments on those securities that American Century believes are the most promising. Because the Fund would be able to invest larger percentages of its assets in the securities of a single issuer, American Century would be able to take more meaningful positions in securities that are its top investment choices. Of course, American Century’s top investment choices represent its subjective determinations; American Century may not accurately assess the investment prospects of a particular security.

The Adviser believes that this increased investment flexibility may provide opportunities to enhance the Fund’s performance; however, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If American Century takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if American Century had diversified the Fund’s investments. American Century would use this increased investment flexibility to take larger positions in the securities of a single issuer only if and when it believes that doing so justifies the risks involved.

The current Board has concluded that the proposed change in the Fund’s classification from diversified to non-diversified is appropriate and will likely benefit the Fund (as proposed to be restructured) and its shareholders.

Under the 1940 Act, a “non-diversified” fund is permitted to operate as a “diversified” fund, but a “diversified” fund cannot become “non-diversified” unless shareholders approve the change. If the Fund’s shareholders approve this proposal, the Adviser may operate the Fund as non-diversified or it may not, depending on its assessment of the investment opportunities available to the Fund. The Adviser will reserve freedom of action to operate the Fund as non-diversified only if and when it would be in shareholders’ best interests to do so; provided, that if the Adviser does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require the Adviser again to seek shareholder approval to reserve freedom of action to operate the Fund as non-diversified.

If the Fund’s shareholders approve this proposal, the Fund would continue to be subject to the diversification rules of the Internal Revenue Code that apply to regulated investment companies. These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, the Adviser has no current intention of investing in the securities of any single issuer beyond the limits described. Like the 1940 Act limits, the Internal Revenue Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

The following is a hypothetical situation in which operating the Fund as a non-diversified fund could give the Adviser more flexibility in implementing the Fund’s investment strategies. This hypothetical situation is used for illustration purposes only.

As described above, as a 1940 Act diversified fund, with respect to 25% of its total assets (let’s call this portion the “25% basket”), the Fund may invest more than 5% of its total assets in one or more issuers. Take a hypothetical portfolio that includes, among many other securities, securities of three fictional companies: XYZ Corp., ABC Corp., and LMN Corp. At the time the Fund purchased securities of these companies, the companies made up the “25% basket”. Let’s say the Fund purchased XYZ Corp. at $5 per share. Later, XYZ Corp. increases in value to $20 per share and, combined with ABC Corp. and LMN Corp., now exceeds 25% of the Fund’s total assets. As described above, the Fund may exceed the 25% limit because when it purchased securities of these companies, they made up (no more than) the 25% basket. However, the Fund cannot take a larger position in XYZ Corp, even if XYZ Corp. is one of the Adviser’s top investment choices, because (as a 1940 diversified fund) the Fund cannot add any more to the 25% basket. If, however, shareholders approve changing the Fund from a diversified fund to a non-diversified fund, the Fund would be able to take a larger position in the XYZ Corp. in this hypothetical situation because the Fund would be able to invest as much as 25% in one issuer, and as much as 25% in a second issuer (as a non-diversified fund, the Fund would have two 25% baskets). Investing a larger percentage of the Fund’s assets in any one issuer carries certain risks, as described above.

The 1940 Act does not require a fund to designate its diversification status as a fundamental investment restriction. Accordingly, if the Fund’s shareholders approve changing its classification from diversified to non-diversified, the Fund will not designate its new status as a fundamental investment restriction.

If approved by the Fund’s shareholders, the change in the Fund’s classification from diversified to non-diversified will become effective when the Fund’s prospectus and SAI are revised or supplemented to reflect the change. The effectiveness of Proposal 3, if approved by shareholders, is not contingent upon the approval of any other Proposal by shareholders of the Fund.

If the Fund’s shareholders do not approve this proposal, the Fund will continue to operate as a diversified fund. In that event, the Adviser and the Board would consider whether any additional actions are necessary or appropriate.

Required Vote for Proposal 3

Only the shareholders of 1290 Retirement 2060 Fund will vote on the approval of Proposal 3. Approval of Proposal 3 will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 3, “voting securities” refers to the shares of the Fund.

The current Trustees of the Trust recommend that the shareholders of the 1290 Retirement 2060 Fund vote “FOR” Proposal 3.

PROPOSAL 4: APPROVAL OF A “MANAGER-OF-MANAGERS” POLICY FOR EACH RETIREMENT FUND TO PERMIT THE ADVISER, SUBJECT TO BOARD APPROVAL, TO ENTER INTO OR MATERIALLY AMEND AGREEMENTS WITH UNAFFILIATED INVESTMENT SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL.

Background on the Proposal

The purpose of Proposal 4 is to approve a “manager-of-managers” policy to permit the Adviser, subject to approval by the Board, to appoint or replace unaffiliated investment sub-advisers to manage all or a portion of a Retirement Fund’s assets and enter into, amend or terminate investment sub-advisory agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment sub-advisers to investment companies be approved by shareholders. In practice, this requirement means that shareholders would be required to approve every instance in which: (i) the Adviser selected new or additional investment sub-advisers for a Retirement Fund; (ii) the Adviser entered into or materially modified existing investment sub-advisory agreements; or (iii) the Adviser terminated or replaced an investment sub-adviser. The SEC has often granted conditional exemptions from the shareholder approval requirements in instances where the investment adviser to an investment company is responsible, subject to board approval, for employing investment sub-advisers and continuously evaluating and monitoring those sub-advisers.

The Trust has received from the SEC an exemptive order (the “Multi-Manager Order”) that permits the Adviser, or any entity controlling, controlled by, or under common control (within the meaning of Section 2(a)(9) of the 1940 Act) with the Adviser, subject to certain conditions, including approval of the Board of Trustees of the Trust, and without the approval of shareholders, to: (i) select a new investment sub-adviser or additional investment sub-advisers for a Fund; (ii) enter into new investment sub-advisory agreements and/or materially modify the terms of any existing investment sub-advisory agreements; (iii) terminate any existing investment sub-adviser and replace the investment sub-adviser; and (iv) continue the employment of an existing investment sub-adviser on the same contract terms where the investment sub-advisory agreement has been assigned because of a change of control of the investment sub-adviser. However, the Adviser may not enter into an investment sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (an “Affiliated Sub-Adviser”) unless the investment sub-advisory agreement with the Affiliated Sub-Adviser, including compensation payable thereunder, is approved by the affected Fund’s shareholders, including, in instances in which the investment sub-advisory agreement pertains to a newly formed Fund, the Fund’s initial shareholder. The relief does not extend to any increase in the advisory fee paid by a Fund to the Adviser; any such increase would be subject to shareholder approval.

Currently, all of the Trust’s other Funds are permitted to rely on the Multi-Manager Order. However, the Retirement Funds are not currently permitted to rely on the Multi-Manager Order.

Shareholders of each of the Retirement Funds are now being asked to approve a “manager-of-managers” policy for the Retirement Funds in reliance on the Multi-Manager Order, which would permit the Adviser, subject to certain conditions, including approval of the Board of Trustees of the Trust, and without the approval of shareholders, to: (i) select a new unaffiliated investment sub-adviser or additional unaffiliated investment sub-advisers for each Retirement Fund; (ii) enter into new unaffiliated investment sub-advisory agreements and/or materially modify the terms of any existing unaffiliated investment sub-advisory agreements; (iii) terminate any existing unaffiliated investment sub-adviser and replace the unaffiliated investment sub-adviser; and (iv) continue the employment of an existing unaffiliated investment sub-adviser on the same contract terms where the unaffiliated investment sub-advisory agreement has been assigned because of a change of control of the unaffiliated investment sub-adviser.

Approval of Proposal 4 is being sought at this time to provide for the same flexibility in the management of investment sub-advisory arrangements of the Retirement Funds as is currently available to the Trust’s other Funds under the Multi-Manager Order. Approval of Proposal 4 would allow management the flexibility to rely on the Multi-Manager Order for the Retirement Funds in the future, without incurring the costs and delays associated with additional shareholder solicitations.

Benefits to Shareholders of Approval of Proposal 4

As part of the Trust’s “manager-of-managers” structure, under the investment advisory agreement, the Adviser is required to, among other things, monitor and evaluate each investment sub-adviser on an ongoing basis. In the course of performing those duties, the Board expects that, from time to time, the Adviser may recommend to the Board that the Trust: (i) appoint new or additional investment sub-advisers to a Retirement Fund, (ii) change the terms of an investment sub-advisory agreement, or (iii) terminate and replace an investment sub-adviser, depending on the Adviser’s assessment of the Retirement Fund’s investment focus and how best to optimize the Retirement Fund’s opportunity of achieving its investment focus. If shareholders of a Retirement Fund were required to approve each such recommended change, such recommendations by the Adviser would result in more frequent shareholder meetings than would otherwise be the case. As shareholders may be aware, shareholder meetings entail substantial costs and may entail substantial delays, which would reduce the desired benefits of the Trust’s current “manager-of-managers” structure. However, if Proposal 4 is approved, the Board would not be required to call a shareholder meeting each time, for example, a new or additional unaffiliated investment sub-adviser for any of the

Retirement Funds is approved. If a new unaffiliated investment sub-adviser is retained for a Retirement Fund, shareholders would receive notice of any such action, including all information concerning any new unaffiliated investment sub-adviser or unaffiliated investment sub-advisory agreement that would be included in an information statement meeting the requirements of Regulation 14C and Schedule 14C under the Securities Exchange Act of 1934, as amended, within 90 days of the effective date of the sub-adviser’s appointment. If Proposal 4 is approved, the Retirement Funds’ statutory prospectus will disclose and explain the existence, substance, and effect of the Multi-Manager Order.

Of course, shareholders should carefully weigh these cost savings and other benefits against the need for shareholder scrutiny of proposed unaffiliated investment sub-advisory agreements with new or additional unaffiliated investment sub-advisers or proposed changes in an existing unaffiliated investment sub-advisory agreement. However, shareholders should also take note that before any selection of a new investment sub-adviser or any change is made to an investment sub-adviser or existing investment sub-advisory agreement for any of the Retirement Funds, the Adviser and the Board are required to carefully assess that Retirement Fund’s needs and investment focus. Moreover, any recommendations made by the Adviser to implement such changes would then have to be reviewed and approved by a majority of the Board, including a majority of the Independent Trustees. In this regard, any selection of new or additional unaffiliated investment sub-advisers or changes to an existing unaffiliated investment sub-advisory agreement would have to comply with the conditions, as described above, contained in the Multi-Manager Order. It is important to note in this regard that the Board would not be able to replace the Adviser as investment adviser for any of the Retirement Funds without first obtaining shareholder approval of a new investment adviser.

If Proposal 4 is not approved with respect to a Retirement Fund, the Board would be required to seek shareholder approval to: (i) select new or additional unaffiliated investment sub-advisers for that Retirement Fund; (ii) enter into new and/or materially modify existing unaffiliated investment sub-advisory agreements relating to that Retirement Fund; (iii) terminate and replace unaffiliated investment sub-advisers to that Retirement Fund; and (iv) continue the employment of an existing unaffiliated investment sub-adviser on the same contract terms where the unaffiliated investment sub-advisory agreement has been assigned because of a change of control of the unaffiliated investment sub-adviser.

Board Approval of “Manager-of-Managers” Policy

At a meeting of the Board held on July 18-19, 2023, the Board, including the Independent Trustees, considered and unanimously approved a “manager-of-managers” policy for each Retirement Fund. The Board also determined to recommend that shareholders of each Retirement Fund approve the “manager-of-managers” policy. In evaluating the “manager-of-managers” structure, the Board, including the Independent Trustees, considered various factors and other information, including the following:

•	A “manager-of-managers” structure will enable the Adviser, subject to Board approval, to act more quickly, with less expense to a Retirement Fund, to enter into and materially amend investment sub-advisory agreements with unaffiliated investment sub-advisers when the Adviser and the Board believe that such appointment would be in the best interests of the Retirement Fund and its shareholders;

•	The Adviser would continue to be directly responsible for monitoring an investment sub-adviser’s compliance with a Retirement Fund’s investment objective and investment strategies and analyzing the performance of the sub-adviser;

•	The Multi-Manager Order relief does not extend to any increase in the advisory fee paid by a Retirement Fund to the Adviser; any such increase would be subject to shareholder approval; and

•	No investment sub-adviser could be appointed, removed or replaced without the Board’s approval.

Required Vote for Proposal 4

The shareholders of each Retirement Fund will vote on the approval of Proposal 4 with respect to that Retirement Fund separately from the shareholders of each other Retirement Fund. Approval of Proposal 4 with respect to a

Retirement Fund will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of that Retirement Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 4, “voting securities” refers to the shares of a Retirement Fund.

The current Trustees of the Trust recommend that the shareholders of each Retirement Fund vote “FOR” Proposal 4.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. Before PwC is engaged by the Trust to render audit or non-audit services, its engagement is approved by the Trust’s Audit Committee or it is entered into pursuant to pre-approval policies and procedures established by the Trust’s Audit Committee. Representatives of PwC are not expected to attend the Meeting, but will have the opportunity to make a statement if they wish to do so, and will be available should any matter arise requiring their presence. The table below sets forth the fees billed for services rendered by PwC to the Trust for the last two fiscal years.

	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2022
Audit Fees[1]	$473,596	$494,799
Audit-Related Fees[2]	$0	$0
Tax Fees[3]	$162,162	$145,799
All Other Fees[4]	$0	$0
Non-Audit Fees[5]	$0	$0

1

Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with the audit or review of the Trust’s financial statements as well as those services provided in connection with statutory and regulatory filings or engagements.

2

Reflects aggregate fees billed for the fiscal year for assurance and related services rendered by PwC that were reasonably related to PwC’s audit or review of the Trust’s financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of a Fund. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

3

Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with tax compliance, tax advice and tax planning. Such services include reviewing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4

Reflects aggregate fees billed for the fiscal year for products and services (other than those previously noted above) provided by PwC. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

5	Reflects aggregate fees billed for the fiscal year for non-audit services rendered by PwC to the Trust.

The Trust’s Audit Committee has adopted policies and procedures relating to pre-approval of services performed by the Trust’s principal accountant. Audit, audit-related and non-audit services (including tax services) provided to the Trust require pre-approval by the Audit Committee. In the event that the estimated fees for such pre-approved audit, audit-related and non-audit services exceed the pre-approved estimated fees for such services, the excess amount must be approved by the Audit Committee or its delegate prior to payment. The Trust’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to the Trust’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ADDITIONAL INFORMATION

Shareholders of a Fund may have family members living in the same home who also own shares of a Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Trust will, until notified otherwise, send only one copy of an annual or semi-annual shareholder report or Proxy Statement or Notice of Internet Availability of Proxy Statement to each household address. If you would like to receive separate documents for each account holder, please call the Trust at 1-888-310-0416 or write to the Trust at 1290 Avenue of the Americas, New York, New York 10104. If you currently share a household with one or more other shareholders of the Funds and are receiving duplicate copies of such documents and would prefer to receive a single copy of such documents, please call or write the Trust at the phone number or address listed above.

VOTING INFORMATION

The following information applies to each Fund for which you are entitled to vote.

Voting Rights

Shareholders of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

Each whole share of a Fund is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit B shows the number of outstanding shares of the Trust and each class of each Fund as of the Record Date that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the respective Proposal(s) and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation addressed to Shane Daly, Secretary of the Trust, 1290 Avenue of the Americas, 15th Floor, New York, New York 10104. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

The Adviser has advised the Trust that certain shares are registered to the Adviser or its affiliates. These shares will be voted by the Adviser and its affiliates “FOR” or “AGAINST” approval of each Proposal, or as an abstention or withheld, in the same proportion as other shareholders have voted.

Prompt execution and return of the enclosed proxy card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

The shareholders of all of the Funds will vote collectively as a single class on Proposal 1. To be elected as Trustees under Proposal 1, persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. With respect to Proposal 1, the presence, in person or by proxy, of at least one-third of the shares of the Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. The approval of one Nominee is not contingent on the approval of the other Nominees.

Only the shareholders of 1290 Retirement 2060 Fund will vote on the approval of Proposals 2 and 3. Approval of Proposals 2 and 3 will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 2 and 3, “voting securities” refers to the shares of the 1290 Retirement 2060 Fund. With respect to Proposals 2 and 3, the presence, in person or by proxy, of at least one-third of the shares of the 1290 Retirement 2060 Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Fund.

The shareholders of each Retirement Fund will vote on the approval of Proposal 4 with respect to that Retirement Fund separately from the shareholders of each other Retirement Fund. Approval of Proposal 4 with respect to a Retirement Fund will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of that Retirement Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 4, “voting securities” refers to the shares of a Retirement Fund. With respect to Proposal 4, the presence, in person or by proxy, of at least one-third of the shares of a Retirement Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Retirement Fund.

Abstentions and broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions and broker non-votes will have the same effect as a vote “against” Proposals 2, 3 and 4 because each of these Proposals requires the affirmative vote of a specified majority of the applicable Fund’s outstanding voting securities. However, abstentions and broker non-votes will not have an effect on Proposal 1, which requires a plurality of the votes cast.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

To the Trust’s knowledge, as of the Record Date, the current Trustees, the nominees, and the officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of each Fund.

As of the Record Date, except as set forth in Exhibit C, to the Trust’s knowledge, no person owned beneficially or of record more than 5% of any class of the outstanding shares of a Fund. Shareholders owning more than 25% of the outstanding shares of a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies

Solicitation of proxies is being made by the Trust primarily by distribution of this Notice and Proxy Statement on or about September 1, 2023. The principal solicitation will be by mail, but proxies also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of the Adviser or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies by mail with the enclosed proxy card(s), or via telephone or the Internet by following the simple instructions on the enclosed proxy card(s). In lieu of executing a proxy card, you may attend the Meeting in person. The Trust will request that brokers or nominees who hold shares of a Fund in their names forward these proxy materials to the beneficial owners of those shares.

The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and the expenses associated with reimbursing brokers or nominees who hold shares of a Fund in their names for their reasonable expenses in forwarding solicitation material to the beneficial owners of those shares, as well as the legal costs of fund counsel relating thereto, will be borne by each class of each Fund. These expenses are estimated to be $261,000. The aforementioned costs (other than legal costs) will be allocated among the Funds in proportion to their respective numbers of shareholder accounts; legal costs will be allocated among the Funds in proportion to the average net assets of the Funds. However, the Adviser has agreed to pay expenses exceeding a class’s expense cap. The estimated proxy expenses for each Fund exceed its (or its class’) expense cap and are expected to be paid by the Adviser, whether or not the Proposals are approved. The Adviser has voluntarily agreed not to seek recoupment of the proxy expenses under the Trust’s Expense Limitation Agreement.

The Trust has engaged Computershare to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Computershare will receive a total fee of approximately $86,000 for its proxy solicitation services, which will be borne as described above.

Adjournment or Postponement

The Special Meeting of Shareholders of each Fund is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting,” and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Fund. (The shareholders of all of the Funds will vote collectively as a single class on Proposal 1, which has a Trust-wide quorum requirement.) If the quorum necessary to transact business with respect to the Trust or a Fund is not established, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting with respect to each applicable Fund to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten (10) days, and not more than ninety (90) days, before the date of the meeting.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

*    *    *    *    *

We need your vote. It is important that you execute and return your proxy card(s) promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

EXHIBIT A - NAMES AND ADDRESSES OF THE SUB-ADVISERS

AXA Investment Managers US Inc. 100 West Putnam Avenue, 3rd Floor Greenwich, CT 06830
Brandywine Global Investment Management, LLC 1735 Market Street Philadelphia, PA 19103
Essex Investment Management Company, LLC 125 High Street, Suite 1803 Boston, MA 02110
GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580
Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111

A-1

EXHIBIT B - OUTSTANDING SHARES

The table below shows the number of outstanding shares of the Trust and each class of each Fund as of the Record Date that are entitled to vote at the Meeting.

Trust/Fund	Total Number	Number of Class A Shares	Number of Class T Shares	Number of Class I Shares	Number of Class R Shares
Trust	120,683,147.140	2,219,442.198	34,702.526	117,862,910.247	566,092.169
1290 Diversified Bond Fund	74,441,569.801	701,832.617	N/A	73,476,526.745	263,210.439
1290 Essex Small Cap Growth Fund	4,902,376.855	11,448.232	N/A	4,878,975.930	11,952.693
1290 GAMCO Small/Mid Cap Value Fund	8,127,142.540	376,210.108	10,178.852	7,664,071.213	76,682.367
1290 High Yield Bond Fund	7,540,284.940	242,230.417	14,192.011	7,237,297.653	46,564.859
1290 Loomis Sayles Multi-Asset Income Fund	5,279,707.512	502,582.997	N/A	4,760,121.354	17,003.161
1290 Multi-Alternative Strategies Fund	1,564,750.385	41,757.957	N/A	1,509,566.642	13,425.786
1290 SmartBeta Equity Fund	12,218,662.894	343,379.870	10,331.663	11,727,698.497	137,252.864
1290 Retirement 2020 Fund	717,612.501	N/A	N/A	717,612.501	N/A
1290 Retirement 2025 Fund	1,428,723.562	N/A	N/A	1,428,723.562	N/A
1290 Retirement 2030 Fund	860,079.053	N/A	N/A	860,079.053	N/A
1290 Retirement 2035 Fund	894,332.451	N/A	N/A	894,332.451	N/A
1290 Retirement 2040 Fund	528,888.539	N/A	N/A	528,888.539	N/A
1290 Retirement 2045 Fund	668,654.954	N/A	N/A	668,654.954	N/A
1290 Retirement 2050 Fund	629,873.083	N/A	N/A	629,873.083	N/A
1290 Retirement 2055 Fund	418,173.242	N/A	N/A	418,173.242	N/A
1290 Retirement 2060 Fund	462,314.828	N/A	N/A	462,314.828	N/A

B-1

EXHIBIT C - FIVE PERCENT OWNER REPORT

As of July 31, 2023, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Fund are listed below. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Diversified Bond Fund — Class A
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	556,058.58	79.23%
1290 Diversified Bond Fund — Class I
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	24,194,335.53	32.93%
	EQUITABLE FUNDS MANAGEMENT GROUP, LLC EQ MODERATE-PLUS ALLOCATION PORTFOLIO 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	11,448,193.70	15.58%
	EQUITABLE FUNDS MANAGEMENT GROUP, LLC EQ MODERATE ALLOCATION PORTFOLIO 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	15,487,726.08	21.08%
1290 Diversified Bond Fund — Class R
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	181,461.81	68.94%
	MATRIX TRUST COMPANY AS AGENT FORADVISOR TRUST, INC. INDIAN PRAIRIE SD #204 403(B) PLAN 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	19,964.66	7.59%
1290 Essex Small Cap Growth Fund — Class A
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,249.54	10.91%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	10,000.00	87.35%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Essex Small Cap Growth Fund — Class I
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,437,547.50	70.48%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	980,000.00	20.09%
	EQ ADVISORS TRUST EQUITABLE CONSERVATIVE GROWTH MF/ETF- FOF 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NEW YORK 10104-3499	245,293.50	5.03%
1290 Essex Small Cap Growth Fund — Class R
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	10,000.00	83.66%
	PERSHING LLG PO BOX 2052 JERSEY CITY NJ 07303-2055	1,952.69	16.34%
1290 GAMCO Small/Mid Cap Value Fund — Class A
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	283,474.05	75.35%
1290 GAMCO Small/Mid Cap Value Fund — Class I
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,573,297.21	72.78%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	1,453,353.354	18.98%
1290 GAMCO Small/Mid Cap Value Fund — Class R
	EQUITABLE FINANCIAL LIFE INSURANCE CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	36,669.20	47.82%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	10,485.03	13.67%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	16,120.88	21.02%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 GAMCO Small/Mid Cap Value Fund — Class T
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	10,178.85	100%
1290 High Yield Bond Fund — Class A
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	155,604.97	63.95%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	22,079.76	9.07%
1290 High Yield Bond Fund — Class I
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,531,527.79	76.11%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	617,654.54	8.5%
	EQ ADVISORS TRUST EQUITABLE CONSERVATIVE GROWTH MF/ETF-FOF 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	784,638.95	10.8%
1290 High Yield Bond Fund — Class R
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	19,996.03	42.83%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	21,583.63	46.23%
1290 High Yield Bond Fund — Class T
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	14,192.01	100%
1290 Loomis Sayles Multi-Asset Income Fund — Class A
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	325,189.64	65.77%
	RELIANCE TRUST CO FBO AXA PLAN CONNECT AR 360 PO BOX 78446 ATLANTA GA 30357	67,869.66	13.73%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Loomis Sayles Multi-Asset Income Fund — Class I
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	494,165.08	10.38%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	4,218,820.17	88.59%
1290 Loomis Sayles Multi-Asset Income Fund — Class R
	EQUITABLE FINANCIAL LIFE INSURANCE FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	7,025.94	41.27%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	10,000	58.73%
1290 Multi-Alternative Strategies Fund — Class A
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	10,000.00	23.95%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	29,995.93	71.83%
1290 Multi-Alternative Strategies Fund — Class I
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	509,290.15	33.74%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	980,000.00	64.92%
1290 Multi-Alternative Strategies Fund — Class R
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	2,908.08	21.665%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	10,000.00	74.485%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 SmartBeta Equity Fund — Class A
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	305,062.70	88.84%
1290 SmartBeta Equity Fund — Class I
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10,478,587.52	89.38%
1290 SmartBeta Equity Fund — Class R
	MATRIX TRUST COMPANY CUST FBO NEW TRIER HIGH SCHOOL DIST 203 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	19,448.05	14.17%
	MATRIX TRUST COMPANY CUST FBO OAK PARK & RIVER FOREST HS 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	7,874.32	5.74%
	MATRIX TRUST COMPANY CUST FBO TOWNSHIP HIGH SD #113 (IL) 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	23,116.14	16.84%
	MATRIX TRUST COMPANY CUST FBO TOWNSHIP HIGH SCH DIST #214 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	20,419.19	14.88%
	MATRIX TRUST COMPANY CUST FBO COOK COUNTY SCHOOL DISTRICT #36ST 717 17TH STREET, SUITE 1300D DENVER CO 80202-3304	29,718.65	21.65%
1290 SmartBeta Equity Fund — Class T
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	10,331.66	100%
1290 Retirement 2020 Fund — Class I
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	120,242.21	16.76%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	559,818.31	78.01%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Retirement 2025 Fund — Class I
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	81,414.60	5.70%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	1,307,802.50	91.54%
1290 Retirement 2030 Fund — Class I
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	150,060.40	17.45%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	122,102.32	14.20%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	580,463.15	67.49%
1290 Retirement 2035 Fund — Class I
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	119,230.77	13.33%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	675,162.02	75.49%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	84,848.52	9.49%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Retirement 2040 Fund — Class I
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	86,221.47	16.30%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	250,000.00	47.27%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	187,394.88	35.43%
1290 Retirement 2045 Fund — Class I
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	250,000.00	37.39%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	375,964.89	56.23%
1290 Retirement 2050 Fund — Class I
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	46,235.73	7.34%
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	250,000.00	39.69%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	333,626.51	52.97%
1290 Retirement 2055 Fund — Class I
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	34,120.23	8.16%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	250,000.00	59.78%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	133,362.98	31.89%
1290 Retirement 2060 Fund — Class I
	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 15 NEW YORK NY 10104-3499	250,000.00	54.08%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	146,960.92	31.79%
	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	62,368.63	13.49%

EXHIBIT D - GOVERNANCE COMMITTEE CHARTER

EQ Advisors Trust

EQ Premier VIP Trust

1290 Funds

Governance Committee

Charter

Governance Committee Membership

The Governance Committee (the “Committee) of EQ Advisors Trust, EQ Advisors Trust and 1290 Funds (the “Trusts”) shall be composed entirely of members of the Board of Trustees of the Trust who are not “interested persons” of the Trusts (“Independent Trustees”), as defined in §2(a)(10) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Committee shall consist of at least two or more such Independent Trustees.

Purposes of the Committee

The purposes of the Committee are to:

(a)	consider the size and structure of the Board, and propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

(b)	review the compensation arrangements for the Independent Trustees of the Trust for service as Board members and committee members;

(c)	to review governance practices, including the annual Board self-assessment, and industry “best practices” for mutual fund board members and make recommendations to the Board;

(d)	provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

(e)	review the independence of counsel to the Independent Trustees of the Trusts.

Board Nominations and Functions

1.	The Committee shall make nominations for Independent Trustee membership on the Board of Trustees (“Board”) of the Trusts. The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the Trusts’ investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. If requested by the Committee, the President, and other officers of the Trust, although not members of the Committee, may have a role in recommending candidates and recruiting them for the Board. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

2.	The control of the selection and nomination process for additional Independent Trustees shall rest solely with the Committee. The President and other officers of the Trust may provide administrative assistance to the Committee in the selection and nomination process.

3.	The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add additional individuals, including those with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.
3.	The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

Compensation Arrangements for the Independent Trustees and Committee Members

1.	The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

2.	The Committee, in conjunction with Equitable Investment Management Group, LLC and Equitable Investment Management, LLC (collectively, the “Adviser”) may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

3.	The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

Board Governance Practices

The Committee shall consider such governance practices and industry “best practices” from time to time as it deems appropriate, and in any event shall address the following matters.

1.	Trustee Orientation. The Committee shall oversee the process for orientation of new Independent Trustees, which will be prepared and conducted with the assistance of the Adviser and outside legal counsel. The orientation is intended to familiarize new Independent Trustees with (1) their responsibilities under applicable corporate law and the 1940 Act; (2) the operation of the Trust and its principal service providers; and (3) the industry in which the Trust operates.

2.	Trustee Education. The Committee shall assist the Board in identifying educational topics of interest to be presented, from time to time, at Board meetings.

3.	Retirement Age. The Committee shall periodically review the Trust’s “Policy on Retirement of an Independent Trustee” and recommend to the Board, as the Committee determines appropriate any changes to such policy. In addition, the Committee shall review Independent Trustee compliance with the requirement that an Independent Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 75 years.

4.	Trustee Independence and Potential Conflicts. The Committee shall review with outside legal counsel any issues relating to the independence of any Trustee.

5.	Annual Self-Assessment. The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

Compliance Functions

The Committee shall provide the following:

Oversight of the Trust’s CCO

1.	The Committee shall assist the Board in the selection, appointment, retention and termination of the Trusts’ CCO. After considering such matters as it deems appropriate, including the recommendation of the Adviser, the Committee shall propose to the Board an individual who will serve as the Trusts’ CCO and be responsible for administering the Trusts’ Compliance Program (including any replacement of the CCO).

2.	The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3.	The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Adviser outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

Other Powers and Responsibilities

1.	The Committee shall review the independence of counsel to the Independent Trustees of the Trusts.

2.	The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

3.	The Committee shall review any issue delegated to it by the Independent Trustees or the Board.

4.	The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

5.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trusts.

6.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

EXHIBIT E - FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT, dated as of [            ], 2023 by and between Equitable Investment Management, LLC, a limited liability company organized in the State of Delaware (“Adviser”), and American Century Investment Management, Inc., a corporation organized under the laws of Delaware (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment advisory agreement (“Advisory Agreement”) with 1290 Funds (“Trust”), an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Adviser is responsible for, among other things, providing a continuous investment program for the funds of the Trust, monitoring the implementation of each fund’s investment program, assessing each fund’s investment objectives and policies, composition, investment style and investment process, effecting transactions for each fund and selecting brokers or dealers to execute such transactions for each fund, developing and evaluating strategic initiatives with respect to the funds, making recommendations to the Board regarding the investment programs of the funds, including any changes to fund investment objectives and policies, coordinating and/or implement strategic initiatives approved by the Trust’s Board of Trustees (“Trust Board”), and preparing and providing reports to the Trust Board on the impact of such strategic initiatives on the funds;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Adviser has the authority under the Advisory Agreement to select and contract with one or more sub-advisers to sub-advise the funds of the Trust and the Adviser desires to retain the Sub-Adviser to render investment sub-advisory and certain other services to the fund(s) (or an allocated portion thereof) of the Trust specified in Appendix A hereto, as amended from time to time (“Fund(s)”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Trust Board has approved the selection of the Sub-Adviser as a sub-adviser to the Fund(s);

WHEREAS, the Sub-Adviser is willing to furnish such services to the Fund(s); and

WHEREAS, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing the performance of delegated functions by each sub-adviser; (2) assessing each fund’s investment focus and furnishing the Trust Board with periodic reports concerning the performance of delegated responsibilities by the sub-adviser; (3) allocating and reallocating the assets of a fund, or a portion thereof, managed by one or more sub-advisers for such fund and coordinating the activities of all sub-advisers; (4) monitoring the sub-adviser’s implementation of the investment program established by the Adviser with respect to each fund (or portions thereof) under the management of such sub-adviser; (5) causing the appropriate sub-adviser(s) to furnish to the Trust Board such information and reports as the Trust Board may reasonably request; and (6) compensating the sub-adviser in the manner specified by the sub-advisory agreement;

NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1.     APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund(s), subject to the supervision and oversight of the Adviser and the Trust Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust, except as expressly authorized in this Agreement or another writing by the Adviser or the Trust and the Sub-Adviser.

2.     ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts its appointment as sub-adviser to the Fund(s) and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund(s) will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any cash, securities or other assets of the Fund(s) and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.     SERVICES TO BE RENDERED BY SUB-ADVISER

A.    As a sub-adviser to the Fund(s), the Sub-Adviser will invest and reinvest the assets of the Fund(s) and determine the composition of the assets of the Fund(s), subject always to the supervision and control of the Adviser and the Trust Board.

B.    As part of the services it will provide hereunder, the Sub-Adviser will:

(i)    obtain and evaluate, to the extent deemed necessary or advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund(s) or are under consideration for inclusion in the Fund(s);

(ii)    formulate and implement a continuous investment program for each of the Fund(s);

(iii)    take whatever reasonable steps are necessary to implement the investment program(s) for the Fund(s) by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program(s) of the Fund(s);

(iv)    keep the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets of the Fund(s), the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trust Board; and attend meetings with the Adviser and/or the Trust Board, as reasonably requested, to discuss the foregoing;

(v)    in accordance with procedures and methods established by the Trust Board, which may be amended from time to time, to the extent not prohibited by applicable law or confidentiality obligation, provide, upon request, reasonable assistance in determining the fair value of, and/or use reasonable efforts to arrange for the provision of valuation information or fair value prices from parties independent of the Sub-Adviser for, each security or other asset of the Fund(s) for which market quotations are not readily available. The Adviser agrees that the Sub-Adviser is not a pricing agent for the Trust;

(vi)    provide, upon request, any and all reasonable material composite performance information, records and supporting documentation regarding the investment strategy employed by the Sub-Adviser in managing the Fund(s) or that may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present information concerning the Sub-Adviser’s prior performance in the Prospectus (as hereinafter defined) or in any permissible reports and materials prepared by the Adviser, the Trust or their agents; and

(vii)    cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser; and provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.    In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) the Trust’s Agreement and Declaration of Trust and By-Laws, each as amended from time to time (“Governing Documents”); (ii) the currently effective Prospectus and Statement of Additional Information of the Trust, filed with the U.S. Securities and Exchange Commission (“SEC”) as part of the Trust’s registration statement on Form N-1A and delivered to the Sub-Adviser, as amended and/or supplemented (“Prospectus”); (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund(s); (iv) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Trust Board; and (v) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Governing Documents, Prospectus, Compliance Manual, and other relevant policies and procedures adopted by the Trust Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document. The Adviser agrees that the Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event, except after obtaining a proper exemptive order or other relief or the Adviser’s consent, beyond the mandatory compliance date for any such change), any change in the Governing Documents, Prospectus, Compliance Manual, or other relevant policies and procedures adopted by the Trust Board. The Adviser agrees that the Sub-Adviser is not a compliance agent for the Trust or the Adviser, may not have access to all of the books and records of the Fund(s) necessary to perform compliance testing, and will not be obligated to request any books and records of the Fund(s) not in the Sub-Adviser’s possession for purposes of compliance testing.

D.    In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the Investment Company Act, the Sub-Adviser will not consult with any other sub-adviser to (i) the Fund(s), (ii) any other fund of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Fund(s) in securities or other assets. (For the avoidance of doubt, the foregoing restriction shall not be deemed to prohibit the Sub-Adviser from consulting with (i) any of its affiliated persons concerning transactions in securities or other assets, (ii) any persons of the Sub-Adviser employs or associates itself with to assist it in providing the services to be performed by the Sub-Adviser hereunder, as permitted herein, or (iii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

E.    The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel, required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser will not be responsible for the expenses of the Fund(s), the Trust or the Adviser, including, but not limited to: expenses incurred in the distribution of shares of the Fund(s); fees and expenses related to any required filings, or any amendment or supplement thereto, under the Securities Act of 1933, as amended (“Securities Act”), the Investment Company Act or otherwise; interest expense, taxes, fees and commissions of every kind; and charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and other service providers to the Fund(s) or the Trust.

F.    The Sub-Adviser will select brokers and dealers to effect all fund transactions for the Fund(s) subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Fund(s) in accordance with any written policies, practices or procedures (i) established by the Trust Board or the Adviser and provided to the Sub-Adviser or (ii) described in the Prospectus. In placing any orders for the purchase or sale of investments for the Fund(s), in the name of the Fund(s) or a nominee of the Fund(s), the Sub-Adviser shall use its best efforts to seek to obtain for the Fund(s) “best execution,” consistent with its obligations under applicable laws and regulations considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will securities or other assets be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust.

G.    Subject to the appropriate policies and procedures approved by the Trust Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Fund(s) to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Adviser an amount of commission for effecting a fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, directly or indirectly through a commission sharing arrangement, if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. To the extent authorized by Section 28(e) and the Trust Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Adviser or the Trust Board may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be equitable and consistent with its fiduciary obligations to the Fund(s) and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund(s). The Adviser also acknowledges that Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund(s), and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Fund(s) any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund(s).

I.    The Sub-Adviser will maintain all accounts, books and records with respect to the Fund(s) that are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and that are not being maintained by the Adviser, and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act with respect to its duties as are set forth herein.

J.    The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Trust Board, exercise in accordance with the Sub-Adviser’s policies and procedures all rights of security holders with respect to securities held by the Fund(s), including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; providing information related to class-action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. The Sub-Adviser will not be responsible for making any class action filings on behalf of the Fund(s). The Sub-Adviser shall promptly provide the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund(s) and shall cooperate with the Adviser to the extent necessary for the Adviser to pursue or participate in any such action. The Sub-Adviser will also promptly notify the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in the Sub-Adviser’s proprietary accounts that are also held or were previously held by the Fund(s).

4.     LIMITED POWER OF ATTORNEY

The Adviser hereby appoints the Sub-Adviser as the Trust’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents on behalf of the Fund(s), as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counterparties and other persons or entities in connection with the services provided by it hereunder. The Adviser, on behalf of the Trust, hereby ratifies and confirms as good and effectual, at law or in equity, all that the Sub-Adviser, and its officers and employees, may do in the capacity as attorney-in-fact. Nothing in this Agreement shall be construed as imposing a duty on the Sub-Adviser, or its officers and employees, to act on or assume responsibility for any matters in its capacity as attorney-in-fact. Any person dealing with the Sub-Adviser in its capacity as attorney-in-fact hereunder is hereby expressly put on notice that the Sub-Adviser is acting solely in the capacity as an agent of the Trust, that the Trust’s certificate of trust is on file with the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable against the assets of such series only, and not against the assets of the Trust generally, or any other series thereof. The Sub-Adviser assumes no personal liability whatsoever for obligations of the Fund(s) entered into by the Sub-Adviser in its capacity as attorney-in-fact. For the avoidance of doubt, nothing in this Section 4 is intended to obviate any liability of the Sub-Adviser under this Agreement to the extent contemplated in Section 6.A. If requested by the Sub-Adviser, the Adviser agrees to have the Trust execute and deliver to the Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to the Sub-Adviser.

5.     COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser a fee with respect to each of the Fund(s) as specified in Appendix A to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month; however, this fee will be calculated daily for each of the Fund(s) based on the net assets thereof on each day and accrued on a daily basis.

6.     LIABILITY AND INDEMNIFICATION

A.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Fund(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

7.     REPRESENTATIONS OF ADVISER

The Adviser represents, warrants and covenants that:

A.    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as the investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.    The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s) and affecting the Sub-Adviser; provided, however, that routine regulatory examinations not involving the Sub-Adviser shall not be required to be reported by this provision.

D.    The Adviser is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) and is a member of the National Futures Association (“NFA”). With respect to each of the Fund(s), the Adviser has claimed either (1) the CPO exclusion in Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 with respect to the Fund and, in such case, the Adviser will file the notice required under CFTC Regulation 4.5 with respect to the Fund and will annually reaffirm such notice filing on behalf of the Fund as required by CFTC Regulation 4.5; or (2) the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to the Fund. Information regarding whether the Adviser has claimed either the CPO exclusion in CFTC Regulation 4.5 or the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to a Fund is available on the NFA’s website at www.nfa.futures.org. The Adviser further represents, warrants and covenants that each of the Fund(s) is, and until this Agreement is terminated will remain, an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

8.     REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents, warrants and covenants as follows:

A.    The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement;

(iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.    The Sub-Adviser, and any affiliate providing investment advisory services in connection with this Agreement, has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Trust Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Chief Compliance Officer of the Sub-Adviser and of any such affiliate shall certify to the Adviser and the Trust that the Sub-Adviser and any such affiliate have complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s or any such affiliate’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser’s employees or agents to examine the reports required to be made to the Sub-Adviser or any such affiliate by Rule 17j-1(c)(1) and, subject to confidentiality obligations (and unless prohibited under applicable law), other appropriate records relating to such reports or violations of the Sub-Adviser’s or such affiliate’s code of ethics.

C.    The Sub-Adviser will promptly notify the Adviser and the Trust if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s) or the Trust; provided, however, that routine regulatory examinations not involving the Fund(s) or the Trust shall not be required to be reported by this provision.

D.    The Sub-Adviser has provided the Adviser and the Trust Board with a copy of its current brochure and brochure supplement(s), which as of the date of this Agreement are Parts 2A and 2B of its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Adviser and the Trust Board at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.    The Sub-Adviser will notify the Adviser and the Trust Board of any changes in the key personnel who are either the portfolio manager(s) of the Fund(s) or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

F.    The Sub-Adviser agrees to maintain a commercially reasonable level of errors and omissions or professional liability insurance coverage.

G.    The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Fund(s), the Trust or the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Fund(s) in its composite performance. Nothing in this Agreement is intended to prevent, or shall be construed as preventing, the Sub-Adviser or its affiliates from using the names of the Fund(s), the Trust or the Adviser in any response to a request for information/proposal, and the Sub-Adviser and its affiliates are expressly authorized to include the names of the Fund(s), the Trust and the Adviser on a representative client list.

H.    The Sub-Adviser is not providing commodity interest trading advice with respect to the Fund(s).

I.    The Sub-Adviser agrees to promptly notify the Adviser if any of the above representations, warranties and covenants ceases to be true.

9.     NON-EXCLUSIVITY

The services provided by the Sub-Adviser pursuant to this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, managers, trustees, directors, officers or employees of any other firm or corporation; provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations hereunder.

10.     CONFIDENTIALITY

Each party to this Agreement agrees that it shall treat as confidential, and not disclose to any third party, any information (including the Sub-Adviser’s investment advice) provided to it (“Receiving Party”) by the other party (“Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Fund(s) (collectively, “Confidential Information”) except to the extent expressly permitted or required under applicable laws and regulations. All Confidential Information that a Disclosing Party provides to a Receiving Party shall not be used by the Receiving Party for any purpose not permitted under this Agreement. The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, provided that any disclosure to a third party is made subject to confidentiality obligations, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation subject to compliance with the following. If a Receiving Party becomes legally compelled (by interrogatories, requests for information or documents, subpoenas, civil investigative demands, applicable regulations or similar processes) to disclose any Confidential Information, the Receiving Party agrees to provide (to the extent practicable and not prohibited under applicable law) the Disclosing Party with prompt notice of that request(s) so that the Disclosing Party may seek an appropriate protective order or other appropriate remedy and/or waive the Receiving Party’s compliance with the provisions of this Agreement. If that protective order or other remedy is not obtained by the date that the Receiving Party must comply with the request, or if the Disclosing Party waives compliance with the provisions of this Agreement, the Receiving Party agrees to furnish only that portion of the Confidential Information which is legally required in the reasonable opinion of its counsel, and to exercise commercially reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to that portion of the Confidential Information which is being furnished or disclosed.

11.     SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written contract pursuant to the Investment Company Act (for the avoidance of doubt, any such employment or association that involves any such person serving as an “investment adviser” for the Fund(s) within the meaning of the Investment Company Act shall be permissible if otherwise consented by the Adviser, subject to any other approvals to the extent required by the Investment Company Act). Any compensation payable to such person shall be the sole responsibility of the Sub-Adviser, and the Adviser shall have no obligations with respect thereto or otherwise arising under the Agreement. The Adviser hereby consents to: (a) the Sub-Adviser’s retention of Institutional Shareholder Services, Inc. as a proxy voting service (or another proxy voting service upon notice to the Adviser); and (c) provided that the Sub-Adviser provides information to such third-party vendors subject to confidentiality obligations as contemplated in Section 11 of this Agreement, third-party vendors that the Sub-Adviser ordinarily utilizes for support services. To the extent that any services provided by any third party vendor are investment advisory services, the applicable services agreement will be separately presented to the

Trust Board for approval as deemed necessary under Section 15 of the Investment Company Act. Pursuant to this Section 11, the Sub-Adviser has engaged the entities listed on Appendix B hereto to assist it in providing the services to be performed by the Sub-Adviser hereunder, and the Adviser hereby consents to those engagements.

12.     REGULATION

Both the Adviser and the Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

13.     RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business or to comply with applicable laws and regulations. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

14.     DURATION OF AGREEMENT

This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect with respect to any of the Fund(s) unless it has first been approved with respect to such Fund(s) by the Trust Board, including approval by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and, if required, by the vote of a majority of the outstanding voting securities of such Fund(s). This Agreement shall continue in effect for a period of two years from the date first set forth above, or for any additional Fund(s) from the effective date of this Agreement with respect to such Fund(s), and shall continue in effect from year to year thereafter, or from year to year after the effective date for additional Fund(s), only so long as such continuance is specifically approved at least annually by the Trust Board, including approval by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

15.     TERMINATION OF AGREEMENT

This Agreement may be terminated at any time with respect to any or all of the Fund(s), without the payment of any penalty, (i) by the Trust Board, including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the applicable Fund(s), on sixty (60) days’ written notice to the Sub-Adviser and the Adviser, or (ii) by the Adviser or the Sub-Adviser on sixty (60) days’ written notice to the other party and the Trust. This Agreement will automatically terminate in the event the Advisory Agreement terminates for any reason. This Agreement will also terminate upon written notice by a party to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

16.     USE OF SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser, and any derivative, logo, trademark, service mark or trade name, are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such names, derivatives, logos, trademarks, service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such names, derivatives, logos, trademarks, service marks or trade names. The Adviser agrees that it will review with the Sub-Adviser any advertisement, sales literature or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such names, derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Securities Act, the Investment Company Act, or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and, thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.     AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund(s) affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund(s) if a majority of the outstanding voting securities of the Fund(s) vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of other or all of the Fund(s) affected by the amendment. Any amendment to this Agreement shall be in writing duly executed by the proper officials of the parties hereto.

18.     ASSIGNMENT

Any assignment (as defined in the Investment Company Act) of this Agreement shall result in its automatic termination. For the avoidance of doubt, no assignment shall be deemed to result from any changes in the partners, managers, directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement resulting from a change of control of the Sub-Adviser.

19.     WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

20.     ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

21.     HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

22.     NOTICES

All notices required to be given pursuant to this Agreement shall be delivered in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via email) to the address set forth below of each applicable party, or to such other address as the party entitled to receive the notice may designate in writing. Notices sent by registered or certified mail shall be deemed to have been given three business days after deposit of same in the mail. Notices delivered by overnight service shall be deemed to have been given one business day after delivery of the same to a postal service or private courier. Notices sent electronically shall be deemed to have been given when sent. Any notice or other document sent or delivered in any other manner shall be effective only if and when received.

If to the Adviser:

Equitable Investment Management, LLC

Shane Daly

Executive Vice President, General Counsel and Secretary

1290 Avenue of the Americas

New York, New York 10104

Fax Number: (212) 314-3912

E-mail Address: Shane.Daly@equitable.com

If to the Trust:	1290 Funds Shane Daly Senior Vice President, Chief Legal Officer and Secretary 1290 Avenue of the Americas New York, New York 10104 Fax Number: (212) 314-3912 E-mail Address: Shane.Daly@equitable.com

If to the Sub-Adviser:	American Century Investment Management, Inc. 4500 Main Street Kansas City, Missouri 64111 E-mail Address: LG-legal_notices@americancentury.com

23.     SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

24.     LIMITATION OF LIABILITY

The Adviser and the Sub-Adviser hereby expressly acknowledge that the Trust’s certificate of trust is on file in the Office of the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable only against the assets of such series only, and not against the assets of the Trust generally or any other series thereof. The Adviser and the Sub-Adviser further acknowledge that an officer or trustee of the Trust, when acting in such capacity, is not personally liable to any person other than the Trust and its shareholders for any act, omission or obligation of the Trust or any trustee thereof.

25.     GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, and any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

26.     INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment,” and “affiliated person,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

EQUITABLE INVESTMENT MANAGEMENT, LLC		AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

By:		By:
	Name:		Name:
	Title:		Title:

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Fund	Annual Sub-Advisory Fee Rate*

1290 Avantis® U.S. Large Cap Growth Fund	0.13% of the Fund’s average daily net assets.

*	The daily sub-advisory fee for the Fund is calculated by multiplying the aggregate net assets of the Fund at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

APPENDIX B

TO

INVESTMENT SUB-ADVISORY AGREEMENT

American Century Services, LLC

1290 2023

1290 FUNDS EASY VOTING OPTIONS:    PO Box 43131 VOTE ON THE INTERNET Providence, RI 02940-3131 Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day    VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day    VOTE BY MAIL    Vote, sign and date this Proxy    Card and return in the    postage-paid envelope    FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS 1290 Diversified Bond Fund 1290 Essex Small Cap Growth Fund 1290 GAMCO Small/Mid Cap Value Fund 1290 High Yield Bond Fund 1290 Loomis Sayles Multi-Asset Income Fund 1290 Multi-Alternative Strategies Fund DO 1290 Retirement 2020 Fund 1290 Retirement 2025 Fund 1290 Retirement 2030 Fund 1290 Retirement 2035 Fund 1290 Retirement 2040 Fund 1290 Retirement 2045 Fund NOT 1290 Retirement 2050 Fund 1290 Retirement 2055 Fund 1290 Retirement 2060 Fund 1290 SmartBeta Equity Fund    TEAR PROXY CARD 1290 FUNDS    PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 23, 2023    THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF 1290 FUNDS (the “Trust”) on behalf of the Trust’s funds. The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Brian Walsh, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August 28, 2023 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.    Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card.    VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1—8 0 0—3 3 7—3 50 3    RET_33433_082823 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx                code

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X     Proposals THE BOARD OF TRUSTEES OF 1290 FUNDS (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS: 1. Elect the Board of Trustees of the Trust: FOR ALL                WITHHOLD ALL                FOR EXCEPT ALL     01. Mark A. Barnard 02. Michael B. Clement 03. Donald E. Foley 04. Patricia M. Haverland ï,£ ï,£ ï,£ 05. Marcia Haydel 06. Steven M. Joenk 07. Kimberly Thompson Laughton 08. H. Thomas McMeekin 09. Jeffery S. Perry 10. Gary S. Schpero 11. Kathleen Stephansen INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.    2. Approve a new Investment Sub-Advisory Agreement between Equitable Investment Management, LLC and American Century Investment Management, Inc. with respect to the 1290 Retirement 2060 Fund. FOR                AGAINST    ABSTAIN 1290 Retirement 2060 Fund ï,£ ï,£ ï,£ 3. Approve changing the 1290 Retirement 2060 Fund from a diversified fund to a non-diversified fund. FOR                AGAINST    ABSTAIN 1290 Retirement 2060 Fund ï,£ ï,£ ï,£ 4. Approve a “manager-of-managers” policy for the 1290 Retirement Funds to permit Equitable Investment Management, LLC, subject to Board approval, to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval. FOR                AGAINST    ABSTAIN    FOR                 AGAINST    ABSTAIN 01 1290 Retirement 2020 Fund ï,£ ï,£ ï,£ 02 1290 Retirement 2025 Fund ï,£ ï,£ ï,£ 03 1290 Retirement 2030 Fund ï,£ ï,£ ï,£ 04 1290 Retirement 2035 Fund ï,£ ï,£ ï,£ 05 1290 Retirement 2040 Fund ï,£ ï,£ ï,£ 06 1290 Retirement 2045 Fund ï,£ ï,£ ï,£ 07 1290 Retirement 2050 Fund ï,£ ï,£ ï,£ 08 1290 Retirement 2055 Fund ï,£ ï,£ ï,£ 09 1290 Retirement 2060 Fund ï,£ ï,£ ï,£ To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The approval of any one proposal is not contingent on the approval of any other proposal. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 23, 2023. The Notice of Special Meeting and the Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/eqt-33433 IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS. Authorized Signatures — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box     /                /                Scanner bar code     xxxxxxxxxxxxxx                RET-1 33433                xxxxxxxx